                                                              File Nos. 33-19293
                                                                        811-5474
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                      ACT OF 1933                   [ X ]

                   Pre-Effective Amendment No. ____                 [   ]


                    Post-Effective Amendment No. 12                 [ X ]
                                     and/or


                 REGISTRATION STATEMENT UNDER THE INVESTMENT
                           COMPANY ACT OF 1940                      [ X ]


                            Amendment No. 13
                        (Check appropriate box or boxes)


                       PRESIDENTIAL VARIABLE  ACCOUNT ONE
                           (Exact Name of Registrant)

                      PRESIDENTIAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                               69 Lydecker Street
                             Nyack, New York  10960
             (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (914) 358-2300

                            Herbert Kurz, President
                      Presidential Life Insurance Company
                               69 Lydecker Street
                             Nyack, New York 10960
                    (Name and Address of Agent for Service)


                      Title of Securities Being Registered
                      ------------------------------------
                                Flexible Payment
                           Deferred Annuity Contracts


It is proposed that this filing will become effective:


                 immediately upon filing pursuant to paragraph (b) of Rule 485
         -----
           X     on May 1, 1999 pursuant to paragraph (b) on Rule 485
         -----
                 60 days after filing pursuant to paragraph (a) of Rule 485
         -----
                 on               pursuant to paragraph (a) of Rule 485
         -----

                       PRESIDENTIAL VARIABLE ACCOUNT ONE

                             Cross Reference Sheet

                              Part A - Prospectus


Item Number in Form N-4                            Caption
-----------------------                            -------
1. Cover Page ...............................      Cover Page

2. Definitions ..............................      Definitions

3. Synopsis .................................      Highlights; Fee Tables;
                                                   Examples; Explanation of
                                                   Fee Tables and Examples

4. Condensed Financial Information ..........      Condensed Financial
                                                   Information - Accumulation
                                                   Unit Values

5. General Description of Registrant,
   Depositor and Portfolio Companies........       Description of the Company
                                                   and the Separate Account;
                                                   Anchor Series Trust

6. Deductions ...............................      Contract Charges

7. General Description of Variable Annuity
   Contracts ................................      Description of the
                                                   Contracts

8. Annuity Period ...........................      Income Phase

9. Death Benefit ............................      Description of the
                                                   Contracts; Income Phase

10. Purchases and Contract Value ............      Purchases and Contract
                                                   Value

11. Redemptions .............................      Purchases and Contract
                                                   Value

12. Taxes ...................................      Taxes

13. Legal Proceedings .......................      Legal Proceedings

14. Table of Contents of Statement
    of Additional Information................      Table of Contents of the
                                                   Statement of Additional
                                                   Information

                  Part B - Statement of Additional Information

         Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement. The cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

Item Number in Form N-4                            Caption
-----------------------                            -------
15. Cover Page ..............................      Cover Page

16. Table of Contents........................      Table of Contents

17. General Information and History..........      Company

18. Services ................................      Not Applicable

19. Purchase of Securities Being Offered ....      Purchase Payments(P)

20. Underwriters ............................      Distributors

21. Calculation of Performance Data .........      Yield Calculations for
                                                   Money Market Division

22. Annuity Payments ........................      Annuity Payments

23. Financial Statements ....................      Financial Statements


                                     Part C

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                   PROSPECTUS
                                  MAY 1, 1999

                  FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                      PRESIDENTIAL LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                       PRESIDENTIAL VARIABLE ACCOUNT ONE

     The annuity has 12 investment choices -- 1 fixed account option and 11 variable investment portfolios listed below. The one year fixed account option is funded through Presidential Life's General Account. Each of the 11 variable investment portfolios invest solely in the shares of one of the following currently available divisions of the Anchor Series Trust:

    - Foreign Securities Portfolio               - Multi-Asset Portfolio
    - Capital Appreciation Portfolio             - High Yield Portfolio
    - Growth Portfolio                           - Fixed Income Portfolio
    - Natural Resources Portfolio                - Government and Quality Bond Portfolio
    - Growth and Income Portfolio                - Money Market Portfolio
    - Strategic Multi-Asset Portfolio

     Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the ICAP contract.

     To learn more about the annuity offered by this prospectus, obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 1999. The SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears on page 27 of this prospectus. For a free copy of the SAI, call us at (800) 537-3642 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

     In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Presidential Life.

     ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. ANNUITIES ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS CRIMINAL.

                               TABLE OF CONTENTS


                                                              PAGE
ITEM                                                          ----
DEFINITIONS.................................................     3
SUMMARY.....................................................     4
FEE TABLES..................................................     7
EXAMPLES....................................................     8
CONDENSED FINANCIAL INFORMATION -- ACCUMULATION UNIT
  VALUES....................................................     9
PERFORMANCE DATA............................................     9
DESCRIPTION OF PRESIDENTIAL LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.......................................    10
     Presidential Life Insurance Company....................    10
     Separate Account.......................................    10
     General Account........................................    11
VARIABLE PORTFOLIO OPTIONS..................................    11
     Equity Portfolios......................................    11
     Managed Portfolios.....................................    11
     Fixed Income Portfolios................................    11
     Voting Rights..........................................    11
     Substitution of Securities.............................    12
FIXED ACCOUNT OPTION........................................    12
     Allocations............................................    12
CONTRACT CHARGES............................................    12
     Insurance Charges......................................    12
     Withdrawal Charges.....................................    12
     Investment Charges.....................................    13
     Contract Maintenance Fee...............................    13
     Transfer Fee...........................................    13
     Annuity Charge.........................................    13
     Income Taxes...........................................    13
     Reduction or Elimination of Charges and Expenses, and
      Additional Amounts Credited...........................    13
     Free Withdrawal Amount.................................    14
DESCRIPTION OF THE CONTRACTS................................    14
     Summary................................................    14
     Ownership..............................................    14
     Annuitant..............................................    14
     Modification of the Contract...........................    14
     Assignment.............................................    15
     Death Benefit..........................................    15
PURCHASES, WITHDRAWALS AND CONTRACT VALUE...................    16
     Purchase Payments......................................    16
     Allocation of Purchase Payments........................    16
     Accumulation Units.....................................    16
     Free Look..............................................    17
     Transfers During the Accumulation Phase................    17
     Distribution of Contracts..............................    18
     Withdrawals............................................    18
     Minimum Contract Value.................................    19
INCOME PHASE................................................    19
     Annuity Date...........................................    19
     Income Options.........................................    19
     Transfers During the Income Phase......................    21
     Deferment of Payments..................................    21
ADMINISTRATION..............................................    21
TAXES.......................................................    22
     General................................................    22
     Withholding Tax on Distributions.......................    23
     Diversification........................................    23

                                                              PAGE
ITEM                                                          ----
     Multiple Contracts.....................................    24
     Tax Treatment of Assignments...........................    24
     Tax Treatment of Withdrawals -- Non-Qualified
      Contracts.............................................    24
     Qualified Plans........................................    24
     Tax Treatment of Withdrawals -- Qualified Contracts....    25
     Tax Sheltered Annuities -- Withdrawal Limitations......    26
CUSTODIAN...................................................    26
LEGAL PROCEEDINGS...........................................    27
REGISTRATION STATEMENTS.....................................    27
ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT...........    28
FINANCIAL STATEMENTS........................................    28


--------------------------------------------------------------------------------

                                  DEFINITIONS
--------------------------------------------------------------------------------

     The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PHASE -- The period during which you invest money in your contract.

ACCUMULATION UNIT -- A unit of measurement which we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) -- The person(s) on whose life (lives) we base income payments.

ANNUITY DATE -- The date on which income payments begin, as selected by you.

ANNUITY UNIT(S) -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY -- The person designated to receive any benefits under the contract if you or the Annuitant dies.

INCOME PHASE -- The period during which we make income payments to you.

IRS -- The Internal Revenue Service.

NON-QUALIFIED (CONTRACT) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS -- The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

TRUST -- Anchor Series Trust, an open-end management investment company.

VARIABLE PORTFOLIO(S) -- The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Trust.

--------------------------------------------------------------------------------

                                    SUMMARY
--------------------------------------------------------------------------------

     This summary sets forth some of the more important points that you should know and consider before purchasing the ICAP Variable Annuity. The remainder of the prospectus discusses the topics in more detail. We urge you to read it carefully and retain it, and the prospectus for the Trust attached hereto, for future reference.

WHAT IS AN ANNUITY CONTRACT?

     An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

     The ICAP Variable Annuity is a contract between you and Presidential Life Insurance Company (Presidential Life, the Company, Us, We). It is designed to help you invest on a tax deferred basis and meet long-term financial goals, such as retirement funding.

     Like most annuities, this contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. Your earnings are based on the investment performance of the Variable Portfolios you allocate money to and/or the interest rate earned on the fixed account option. During the Income Phase, you will receive income payments from your annuity. Depending on the option you choose, your payments may be fixed in dollar amount, may vary with investment performance of the Variable Portfolios or be a combination of both. Among other factors, the amount of money you are able to accumulate in your contract during the Accumulation Phase will determine the amount of your payments during the Income Phase.

WHAT IS THE DIFFERENCE BETWEEN A VARIABLE ANNUITY AND A FIXED ANNUITY?

     A fixed annuity earns interest at a fixed rate guaranteed by the insurance company. A variable annuity typically provides a fixed account option but also provides Variable Portfolios. The Variable Portfolios are similar to a mutual fund, but are only available through the purchase of an annuity. Most significantly, you as the contract owner bear the entire investment risk with respect to any Purchase Payments allocated to the Variable Portfolios of an annuity. This means that the value of your contract will go up and down, depending on the performance of the Variable Portfolios.

     The ICAP Variable Annuity is a variable annuity with one fixed account option and eleven Variable Portfolios.

WHAT ARE THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT?

     You may allocate money to the following Variable Portfolios of the Trust:

        - Foreign Securities Portfolio                 - Multi-Asset Portfolio
        - Capital Appreciation Portfolio               - High Yield Portfolio
        - Growth Portfolio                             - Fixed Income Portfolio
        - Natural Resources Portfolio                  - Government and Quality Bond
        - Growth and Income Portfolio                    Portfolio
        - Strategic Multi-Asset Portfolio              - Money Market Portfolio

     You may also allocate money to the fixed account option for a period of one year. We call this time period the guarantee period. Presidential Life guarantees the interest rate credited to money in the fixed account option.

     During the Accumulation Phase, you may transfer among the Variable Portfolios and/or the fixed account option. Fifteen free transfers are permitted per contract year. After that, we assess a transfer fee.


HOW MAY I ACCESS MY MONEY?



     During the Accumulation Phase, you may withdraw money from your contract at any time. After your first contract year, the first withdrawal you take each contract year will be free of a withdrawal charge if it does not exceed the greater of 10% of your total Purchase Payments still subject to a withdrawal charge, less prior withdrawals or Purchase Payments out of penalty minus prior withdrawals. You will not get the benefit of a free withdrawal amount upon a full surrender of your contract.


     Withdrawals in excess of these limits may be assessed a withdrawal charge. Generally, withdrawals may be made from your contract in the amount of $500 or more. You may request withdrawals in writing or by establishing systematic withdrawals.

     There are no withdrawal charges on that portion of your money invested for six years or more. Of course, upon a withdrawal you may have to pay income tax. A 10% IRS penalty tax may also apply if you are under age 59 1/2. Additionally, we do not assess withdrawal charges upon payment of a death benefit.

CAN I EXAMINE THE CONTRACT?

     You may cancel your contract within ten days of your receipt of the contract by mailing it to our Annuity Service Center. Your contract will be treated as void on the date we receive it and we will refund an amount equal to the contract value. Its value may be more or less than the money you initially invested.


WHAT ARE THE CHARGES AND DEDUCTIONS UNDER A CONTRACT?



     Each year, we deduct a $30 contract maintenance fee from your contract. We also deduct insurance charges which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. The insurance charges include: mortality and expense risk, 1.25%, and distribution expense,
 .15%.


     As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the Variable Portfolios, which are estimated to range from .58% to 1.48%.


     If you take money out in excess of the free withdrawal amount allowed for in your contract, you may be assessed a withdrawal charge which is a percentage of the Purchase Payments you withdraw. A withdrawal charge may be assessed against the Contract Value when a withdrawal is made within six years of making the Purchase payment (6% of the amount withdrawn). (See Contract Charges). During the Accumulation Period, you may transfer all or part of your interest in a Division to another Division, free of any charge. In the event you transfer all or part of your interest in a Division to another Division within 30 days of a prior transfer or within 30 days of the Issue Date, a transfer fee of $25 will be imposed.


WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT?

     If you die during the Accumulation Phase of your contract, your Beneficiary will receive a death benefit.

     The death benefit is the greater of:


     1. the value of your contract at the end of the valuation period during which we receive satisfactory proof of death; or


     2. total Purchase Payments less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions).


WHAT ARE THE AVAILABLE INCOME OPTIONS UNDER THE CONTRACT?


     You can select from one of three income options:

       (1) payments for your lifetime, but for not less than 10 or 20 years;

       (2) payments for your lifetime and your survivor's lifetime;

       (3) payments for a specified period of 5 to 30 years.

     You will also need to decide when your income payments begin and if you want your income payments to fluctuate with investment performance or remain constant. Once you begin receiving income payments, you cannot change your income option.

     If your contract is part of a Non-qualified retirement plan (one that is established with after-tax dollars), payments during the Income Phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. For contracts which are part of a Qualified retirement plan using before-tax dollars, the entire payment is taxable as income.

--------------------------------------------------------------------------------

                                   FEE TABLES
--------------------------------------------------------------------------------

                           OWNER TRANSACTION EXPENSES


WITHDRAWAL CHARGE (AS A PERCENTAGE OF AMOUNT WITHDRAWN,
NOT TO EXCEED 9% OF PURCHASE PAYMENTS)...6% for six Contract Years
ANNUAL CONTRACT MAINTENANCE FEE.............................  $30
TRANSFER FEE................................................  $25
(no transfer fee applies provided 30 days has elapsed since
  any prior transfer or since the issue date.)


--------------------------------------------------------------------------------

                        ANNUAL SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF DAILY NET ASSET VALUE)

MORTALITY RISK CHARGE.......................................  0.90%
EXPENSE RISK CHARGE.........................................  0.35%
DISTRIBUTION EXPENSE CHARGE.................................  0.15%
                                                              ----
       TOTAL EXPENSE CHARGE.................................  1.40%
                                                              ====

---------------

                             ANNUAL TRUST EXPENSES
             (AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE TRUST'S
                     FISCAL YEAR ENDED DECEMBER 31, 1998):

                                                                                         TOTAL ANNUAL
                                                     MANAGEMENT FEE    OTHER EXPENSES      EXPENSES
                                                     --------------    --------------    ------------
Foreign Securities.................................      0.90%             0.58%            1.48%
Capital Appreciation...............................      0.64%             0.04%            0.68%
Growth.............................................      0.70%             0.05%            0.75%
Natural Resources..................................      0.75%             0.13%            0.88%
Growth and Income..................................      0.70%             0.10%            0.80%
Strategic Multi-Asset..............................      1.00%             0.47%            1.47%
Multi-Asset........................................      1.00%             0.08%            1.08%
High Yield.........................................      0.70%             0.24%            0.94%
Fixed Income.......................................      0.63%             0.32%            0.95%
Government & Quality Bond..........................      0.61%             0.06%            0.67%
Money Market.......................................      0.50%             0.08%            0.58%

---------------
                 THE ABOVE EXPENSES WERE PROVIDED BY THE TRUST.
         THE COMPANY HAS NOT VERIFIED THE ACCURACY OF THE INFORMATION.

--------------------------------------------------------------------------------

                                    EXAMPLES
--------------------------------------------------------------------------------

You would pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming 5% annual return on assets, and:


        (a) surrender of the contract at the end of the applicable time period or switch to the Income Phase using Income Option 3; and



        (b) if the contract is not surrendered or is switched to the Income Phase using Income Options 1 or 2.



                                                                    TIME PERIODS
                                                      ----------------------------------------
                VARIABLE PORTFOLIO                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                ------------------                    ------    -------    -------    --------
FOREIGN
SECURITIES........................................    A $91      $149       $216        $328
                                                      B $30      $ 92       $156        $328
CAPITAL
APPRECIATION......................................    A $84      $127       $179        $249
                                                      B $22      $ 68       $116        $249
GROWTH............................................    A $84      $129       $182        $257
                                                      B $23      $ 70       $120        $257
NATURAL
RESOURCES.........................................    A $86      $133       $188        $270
                                                      B $24      $ 74       $126        $270
GROWTH AND
INCOME............................................    A $85      $130       $185        $262
                                                      B $23      $ 71       $122        $262
STRATEGIC
MULTI-ASSET.......................................    A $91      $149       $216        $327
                                                      B $30      $ 91       $155        $327
MULTI-ASSET.......................................    A $87      $138       $198        $290
                                                      B $26      $ 80       $136        $290
HIGH YIELD........................................    A $86      $134       $191        $276
                                                      B $25      $ 76       $129        $276
FIXED
INCOME............................................    A $86      $135       $192        $277
                                                      B $25      $ 76       $130        $277
GOVERNMENT AND
QUALITY BOND......................................    A $84      $127       $179        $248
                                                      B $22      $ 67       $116        $248
MONEY MARKET......................................    A $83      $124       $174        $239
                                                      B $21      $ 65       $111        $239



* We do not currently charge a withdrawal charge when you elect to begin the Income Phase under Option 1 or 2.

---------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the fee tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The table reflects expenses of the separate account as well as the Trust. The examples do not illustrate the tax consequences of surrendering the contract.

2. The examples assume that no transfer fees were imposed. The contracts are only sold in the state of New York, which does not assess premium taxes. Accordingly, premium taxes are not reflected.

3. For purposes of the amounts reported in the examples, the contract maintenance fee is calculated by dividing the total amount of contract maintenance fees anticipated to be collected during the year by the total net assets of the separate account's divisions and the related fixed accounts assets.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

                                FISCAL       FISCAL     FISCAL     FISCAL      FISCAL     FISCAL     FISCAL     FISCAL     FISCAL
                                 YEAR         YEAR       YEAR       YEAR        YEAR       YEAR       YEAR       YEAR       YEAR
                                 ENDED       ENDED      ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
 SEPARATE ACCOUNT DIVISION     12/31/89     12/31/90   12/31/91   12/31/92    12/31/93   12/31/94   12/31/95   12/31/96   12/31/97
 -------------------------    -----------   --------   --------   ---------   --------   --------   --------   --------   --------
Foreign Securities
 Beginning AUV..............    $10.47       $13.32     $11.45       $11.26    $ 9.64     $12.39     $11.83     $13.13     $14.43
 End AUV....................    $13.32       $11.45     $11.26       $ 9.64    $12.39     $11.83     $13.13     $14.43     $14.08
 Ending Number of AUs.......    17,052       24,999     31,241       31,574    38,816     47,472     39,747     35,830     18,506
Capital Appreciation
 Beginning AUV..............    $ 9.80       $12.08     $ 9.97       $15.36    $19.09     $22.79     $21.62     $28.68     $35.39
 End AUV....................    $12.08       $ 9.97     $15.36       $19.09    $22.79     $21.62     $28.68     $35.39     $43.78
 Ending Number of AUs.......    19,098       16,080     15,521       14,406    34,323     35,218     32,160     25,696     14,845
Growth
 Beginning AUV..............    $15.43       $19.79     $18.99       $26.36    $27.40     $29.12     $27.36     $34.08     $42.03
 End AUV....................    $19.79       $18.99     $26.36       $27.40    $29.12     $27.36     $34.08     $42.03     $54.05
 Ending Number of AUs.......    21,562       29,865     30,932       30,390    41,656     41,036     35,168     30,113     21,523
Natural Resources
 Beginning AUV..............    $11.02       $12.86     $10.77       $11.13    $11.25     $15.11     $15.05     $17.43     $19.61
 End AUV....................    $12.86       $10.77     $11.13       $11.25    $15.11     $15.05     $17.43     $19.61     $17.68
 Ending Number of AUs.......    15,862       12,612      9,475        8,347     8,797     10,889      8,124      5,081      3,455
Growth and Income
 Beginning AUV..............    $ 9.76       $11.04     $10.50       $13.12    $15.55     $18.70     $16.67     $19.16     $22.69
 End AUV....................    $11.04       $10.50     $13.12       $15.55    $18.70     $16.67     $19.16     $22.69     $28.81
 Ending Number of AUs.......    24,751       23,408     20,775       21,549    20,694     18,889      6,868      5,788      6,864
Strategic Multi-Asset
 Beginning AUV..............    $10.26       $12.13     $11.06       $13.55    $13.88     $15.78     $15.16     $18.35     $20.78
 End AUV....................    $12.13       $11.06     $13.55       $13.88    $15.78     $15.16     $18.35     $20.78     $23.43
 Ending Number of AUs.......    55,985       49,505     40,079       38,790    41,817     37,667     31,915     28,148     22,997
Multi-Asset
 Beginning AUV..............    $10.09       $11.91     $11.93       $14.98    $15.97     $16.90     $16.39     $20.19     $22.67
 End AUV....................    $11.91       $11.93     $14.98       $15.97    $16.90     $16.39     $20.19     $22.67     $27.09
 Ending Number of AUs.......    53,295       72,163     53,932       43,310    81,114     69,541     48,948     33,152     24,182
High Yield
 Beginning AUV..............    $13.00       $12.48     $11.01       $14.44    $16.24     $19.07     $17.96     $21.03     $23.17
 End AUV....................    $12.48       $11.01     $14.44       $16.24    $19.07     $17.96     $21.03     $23.17     $25.42
 Ending Number of AUs.......    37,759       31,311     11,357       10,343    11,281     11,361      8,181      7,304      6,161

Fixed Income
 Beginning AUV..............    $15.08       $16.78     $17.84       $20.31    $21.34     $22.71     $21.67     $25.46     $25.73
 End AUV....................    $16.78       $17.84     $20.31       $21.34    $22.71     $21.67     $25.46     $25.73     $27.76
 Ending Number of AUs.......    15,964       13,752      9,452        7,850     6,653      6,700      6,759      2,908      2,953
Government &
 Quality Bond
 Beginning AUV..............    $14.95       $17.04     $18.15       $21.00    $22.13     $23.63     $22.60     $26.60     $26.99
 End AUV....................    $17.04       $18.15     $21.00       $22.13    $23.63     $22.60     $26.60     $26.99     $29.16
 Ending Number of AUs.......    99,633       97,386    129,211      108,229    46,206     33,336     23,426     15,893     11,372
Money Market
 Division
 Beginning Unit Value.......    $12.78       $13.73     $14.61       $15.23    $15.53     $15.72     $16.10     $16.77     $17.36
 Ending Unit Value..........    $13.73       $14.61     $15.23       $15.53    $15.72     $16.10     $16.77     $17.36     $18.00
 Ending Number of AUs.......    92,606       97,530     42,418       21,712    12,556     21,881     20,336     15,403      9,843

                               FISCAL
                                YEAR
                               ENDED
 SEPARATE ACCOUNT DIVISION    12/31/98
 -------------------------    --------
Foreign Securities
 Beginning AUV..............   $14.08
 End AUV....................   $15.37
 Ending Number of AUs.......   13,592
Capital Appreciation
 Beginning AUV..............   $43.78
 End AUV....................   $52.75
 Ending Number of AUs.......    8,853
Growth
 Beginning AUV..............   $54.05
 End AUV....................   $68.72
 Ending Number of AUs.......   16,540
Natural Resources
 Beginning AUV..............   $17.68
 End AUV....................   $14.41
 Ending Number of AUs.......    2,036
Growth and Income
 Beginning AUV..............   $28.81
 End AUV....................   $36.98
 Ending Number of AUs.......    5,425
Strategic Multi-Asset
 Beginning AUV..............   $23.43
 End AUV....................   $26.63
 Ending Number of AUs.......   20,072
Multi-Asset
 Beginning AUV..............   $27.09
 End AUV....................   $33.24
 Ending Number of AUs.......   14,863
High Yield
 Beginning AUV..............   $25.42
 End AUV....................   $23.95
 Ending Number of AUs.......    5,351
Fixed Income
 Beginning AUV..............   $27.76
 End AUV....................   $29.57
 Ending Number of AUs.......    2,966
Government &
 Quality Bond
 Beginning AUV..............   $29.16
 End AUV....................   $31.37
 Ending Number of AUs.......   10,511
Money Market
 Division
 Beginning Unit Value.......   $18.00
 Ending Unit Value..........   $18.66
 Ending Number of AUs.......   24,992


------------------------------

AUV -- Accumulation Unit Value.
 AU -- Accumulation Units.

--------------------------------------------------------------------------------

                                PERFORMANCE DATA
--------------------------------------------------------------------------------

     We advertise the Money Market Portfolio's "yield" and "effective yield." Both figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the net income generated for a contract funded by an investment in the Money Market Portfolio over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven-day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

     In addition, the separate account may advertise "total return" data for its other Variable Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Money Market Portfolio. The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

     The separate account may also advertise an annualized 30-day (or one month) yield figure for Variable Portfolios other than the Money Market Portfolio. These yield figures are based upon the actual performance of the Variable Portfolio over a 30-day (or one month) period ending on a date specified in the advertisement. Like the total return data described above, the 30-day (or one month) yield data will reflect the effect of all recurring contract charges (but will not reflect any withdrawal charges or premium taxes). The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.

     More detailed information on the computation of advertised performance data for the separate account is contained in the SAI.

--------------------------------------------------------------------------------

             DESCRIPTION OF PRESIDENTIAL LIFE, THE SEPARATE ACCOUNT
                            AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

PRESIDENTIAL LIFE INSURANCE COMPANY

     Presidential Life is a stock life insurance company organized under the laws of the state of New York in 1965. Its principal place of business is 69 Lydecker Street, Nyack, New York 10960. All of the outstanding stock of the Company is held by Presidential Life Corporation, a publicly owned holding company. The Company offers life insurance and annuities and is admitted to do business in 48 states and the District of Columbia.

SEPARATE ACCOUNT

     Presidential Life established Presidential Variable Account One (the "separate account") on August 26, 1987. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended. Presidential Life owns the assets of the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by Presidential Life. Income, gains and losses (realized and unrealized), resulting from assets in the separate account are credited to or charged against the separate account without regard to other income, gains or losses of Presidential Life.

GENERAL ACCOUNT

     Money allocated to the fixed account option goes into Presidential Life's general account. The general account consists of all of Presidential Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Presidential Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

--------------------------------------------------------------------------------

                           VARIABLE PORTFOLIO OPTIONS
--------------------------------------------------------------------------------

     The contract currently offers eleven Variable Portfolios. These Variable Portfolios invest in shares of the Trust. These Variable Portfolios operate similarly to a mutual fund but are only available through the purchase of this annuity contract. The Variable Portfolios are:

        EQUITY PORTFOLIOS                               FIXED INCOME PORTFOLIOS
        - FOREIGN SECURITIES                            - HIGH YIELD
        - CAPITAL APPRECIATION                          - FIXED INCOME
        - GROWTH                                        - GOVERNMENT AND QUALITY BOND
        - NATURAL RESOURCES                             - MONEY MARKET
        - GROWTH AND INCOME

        MANAGED PORTFOLIOS
        - STRATEGIC MULTI-ASSET
        - MULTI-ASSET


     The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940. Comprehensive information, including a discussion of potential risks, is found in the prospectus for the Trust, attached or enclosed. SunAmerica Asset Management Corp. ("SAAMCo"), an indirect wholly owned subsidiary of SunAmerica Inc., a member of the American International Group, Inc. family of financial services companies, is the investment manager for the Trust. Wellington Management Company, LLP, which is not affiliated with Presidential Life, serves as sub-adviser for the Trust.


     There is no assurance that the investment objective of any of the Variable Portfolios will be met. The contract owners bear the complete investment risk for Purchase Payments allocated to a division. Contract values will fluctuate in accordance with the investment performance of the division(s) to which Purchase Payments are allocated, and in accordance with the imposition of the fees and charges assessed under the contracts.

     Shares of the Trust are and will be issued and redeemed only in connection with investments in and payments under variable contracts sold by the company, Anchor National Life Insurance Company, First SunAmerica Life Insurance Company and Phoenix Mutual Life Insurance Company. The Company is not affiliated with such other entities. No disadvantage to contract owners is seen to arise from the fact that the Trust offers its shares in this fashion.

     Additional Variable Portfolios may be established by the Trust from time to time and may be made available to contract owners. However, there is no assurance that this will occur.

VOTING RIGHTS

     Presidential Life is the legal owner of the Trust's shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION OF SECURITIES

     If Variable Portfolios become unavailable for investment, we may be required to substitute shares of another Variable Portfolios. We will seek prior approval of the SEC and give you notice before substituting shares.

--------------------------------------------------------------------------------

                              FIXED ACCOUNT OPTION
--------------------------------------------------------------------------------

ALLOCATIONS

     The contract also offers a fixed account option for a one year period. We call this time period the guarantee period. The fixed account option pays interest at rate set and guaranteed by Presidential Life. The interest rate may differ from time to time and is set at our sole discretion. We will never credit less than a 4% annual effective rate to the fixed account option. The interest rate offered for new Purchase Payments may differ from interest rates offered for subsequent Purchase Payments and money already in the fixed account option. Rates are established at the beginning of a guarantee period and once established, the rates for specified payments do not change during the guarantee period.

     When a guarantee period ends, you may leave your money in the fixed account. You may also reallocate your money to the Variable Portfolios. If you want to reallocate your money you must contact us within 30 days after the end of the current guarantee period and instruct us how to reallocate the money. If we do not hear from you, we will keep your money in the fixed account where it will earn the renewal interest rate applicable at that time.

--------------------------------------------------------------------------------

                                CONTRACT CHARGES
--------------------------------------------------------------------------------

     There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES


     The amount of this charge is 1.40% annually, of the value of your contract invested in the Variable Portfolios. We deduct the charge from the Variable Portfolio(s) in which you are invested on a pro-rata basis, daily.



     The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution we assume. If these charges do not cover all expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.


WITHDRAWAL CHARGES

     The contract provides a free withdrawal amount every year. (SEE CONTRACT CHARGES, FREE WITHDRAWAL AMOUNT, PAGE 14.) If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge.


     We apply a withdrawal charge against amount withdrawn in excess of the free withdrawal amount. After a Purchase Payment has been in the contract for six complete years, no withdrawal charge applies. The withdrawal charge is 6% of the amount withdrawn if such withdrawal is made within six years of making the Purchase Payment. The withdrawal charge shall not exceed 9% of total Purchase Payments.

     When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

     Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, applicable withdrawal charges are deducted from the amount withdrawn.


     We do not assess a withdrawal charge for money withdrawn to pay a death benefit. Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES, TAX TREATMENT OF WITHDRAWALS -- NON-QUALIFIED CONTRACTS, PAGE 24.


INVESTMENT CHARGES

     Charges are deducted from the Variable Portfolios for the advisory and other expenses of the underlying Variable Portfolios. THE FEE TABLES LOCATED AT PAGE 7 illustrate these charges and expenses. For more detailed information on these investment charges, refer to the attached prospectus for the Trust.

CONTRACT MAINTENANCE FEE

     During the Accumulation Phase, we subtract a $30 contract maintenance fee from your account, on a pro-rata basis, once per contract year. This charge compensates us for the cost of contract administration. We deduct the fee on your contract anniversary. If you withdraw your entire contract value, the fee is deducted from that withdrawal.

TRANSFER FEE


     During the Accumulation Period, you may transfer all or part of your interest in a Division to another Division, free of any charge. In the event you transfer all or part of your interest in a Division to another Division within 30 days of a prior transfer or within 30 days of the Issue Date, a transfer fee of $25 will be imposed. SEE TRANSFERS DURING THE ACCUMULATION PHASE, PAGE 17.


ANNUITY CHARGE


     If you elect to have your income payments made under income option 1, Life Annuity with 10 or 20 Years Guaranteed, or income option 2, Joint and Survivor Life Annuity, we do not assess an annuity charge. If you elect income option 3, Income for a Specified Period, and if your Purchase Payments were made in the contract year in which income payments begin or in any of the five preceding contract years, we may assess an annuity charge. This annuity charge equals the withdrawal charge that would apply if your contract was being surrendered. If income option 3 is elected by your Beneficiary under the death benefit, we will not assess an annuity charge. Under certain income options, we will assess the annuity charge against the portion of your contract in the fixed account.


INCOME TAXES

     We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

     Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria used to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

     We may make such a determination regarding sales to our employees, our affiliates' employees and employees of currently contracted broker-dealers, our registered representatives and immediate family members of all of those described.

     We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

FREE WITHDRAWAL AMOUNT


     There is a Free Withdrawal Amount which applies to the first withdrawal during a Contract Year after the first Contract Year. The Free Withdrawal Amount is equal to the greater of 10% of the aggregate Purchase Payments less prior withdrawals or Purchase Payments in the contract for six years or longer minus prior withdrawals. Alternatively, certain Owners of Non-Qualified Contracts and Contracts issued in connection with IRAs may choose to withdraw via the Systematic Withdrawal Program amounts which in the aggregate add up to 10% of their initial Purchase Payments annually, without charge. The Systematic Withdrawal Program is available under such Contracts which were issued on and after April 1, 1989. To participate in the Systematic Withdrawal Program, Owners must complete an enrollment form (which describes the program) and send it to the Company, c/o its Administrative Service Center. Depending on fluctuations in the net asset value of the Separate Account's Divisions, systematic withdrawals may reduce or even exhaust Contract Value. (See "Purchase and Contract
Value -- Systematic Withdrawal Program").


     We will waive the withdrawal charge upon payment of a death benefit.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY

     This contract works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase while you make payments into the contract. The Income Phase begins when you request that we begin making payments to you out of the money accumulated in your contract.

OWNERSHIP

     You, as the contract owner, are entitled to the rights and privileges of the contract. If you die during the Accumulation Phase, your Beneficiary will become the owner of the contract, unless you elect otherwise. Joint owners have equal ownership interests in the contract unless we advise otherwise in writing. Only spouses may be joint owners.

ANNUITANT

     The annuitant is the person on whose life we base income payments. You may change the Annuitant at any time before the Annuity Date. You may also designate a second person on whose life, together with the annuitant, income payments depend. If the annuitant dies before the Annuity Date, you must notify us and select a new annuitant.

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President or Secretary may approve a change or waive a provision of the contract. Any change or waiver must be in writing. We reserve the right to modify the terms of the contract as necessary to comply with changes in applicable law.

ASSIGNMENT

     Contracts issued pursuant to Non-qualified plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the owner at any time during the lifetime of the Annuitant prior to the Annuity Date. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

     If the contract is issued pursuant to a Qualified plan (or a Non-qualified plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.

DEATH BENEFIT

     If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.

     The death benefit is equal to the greater of:


     1. the value of your contract at the end of the valuation period during which we receive satisfactory proof of death; or


     2. total Purchase Payments less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions).

     We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. (SEE INCOME PHASE, INCOME OPTIONS, PAGE 19.)

     You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

     We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

     We may require additional proof before we pay the death benefit.

     The death benefit payment must begin immediately upon receipt of all necessary documents. In any event, the death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of the date of your death. If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.

     If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract, we do not pay a death benefit to him or her.

--------------------------------------------------------------------------------

                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

     A Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.


     This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether your contract is Qualified or Non-qualified for tax purposes. SEE TAXES, PAGE 22.


--------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
--------------------------------------------------------------------
      Qualified                 $100                   N/A
--------------------------------------------------------------------
    Non-Qualified              $1,000                  $500
--------------------------------------------------------------------


     Prior Company approval is required to accept Purchase Payments greater than $1,000,000. The Company reserves the right to refuse any Purchase Payment or subsequent Purchase Payments, including but not limited to Purchase Payments which would cause the contract value to exceed $1,000,000 at the time of the Purchase Payment. In general, Presidential Life will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless you certify the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 80.


ALLOCATION OF PURCHASE PAYMENTS

     We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we invest the money according to your last allocation instructions. SEE VARIABLE PORTFOLIO OPTIONS, PAGE 11 AND FIXED ACCOUNT OPTION, PAGE 12.

     In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS


     When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of accumulation units you receive on the unit value of the Variable Portfolio as of the day we receive your money, if we receive it before 4:00 p.m., Eastern Standard Time ("EST"); or on the next business day's unit value, if we receive your money after 1:00 p.m., PST.


We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

     We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Multi-Asset Portfolio. The value of an Accumulation Unit for the Multi-Asset Portfolio is $11.10 when the NYSE closes on Wednesday. Your Purchase Payment of $25,000 is then divided by $11.10 and we credit your contract on Wednesday night with 2252.52 Accumulation Units of the Multi-Asset Portfolio.

     Performance of the Variable Portfolios and the charges and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

     You may cancel your contract within ten days after receiving it. Presidential Life calls this a "free look." To cancel, you must mail the contract along with your free look request to the Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund the value of your contract on the day we receive your request. The amount refunded to you may be more or less than the amount you originally invested. All contracts issued as an IRA require the full return of Purchase Payments upon a free look.

TRANSFERS DURING THE ACCUMULATION PHASE

     During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account option. You must transfer at least $500. If less than $500 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well. Transfers from the fixed account option may only be made once each contract year and must be requested during the 30-day period following the end of the applicable 1-year guarantee period.

     You may request transfers of your account value between the Variable Portfolios and/or the fixed account option in writing or by telephone. We currently allow 15 free transfers per contract per year. A charge of $25 for each additional transfer in any contract year applies after the first 15 transfers. We may also assess a $25 fee if you move all your money from a Variable Portfolio to another Variable Portfolio within 30 days of the contract issue date.

     We accept transfer requests by telephone unless you specify not to on your contract application. Additionally, in the future you may be able to execute transfers or other financial transactions over the internet. When receiving instructions over the telephone, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone.


     Telephone calls authorizing transfers received before 4:00 p.m. EST will be processed on the same day, calls after 4:00 p.m. EST will be processed on the next business day. The company reserves the right to terminate or modify the telephone transfers service at any time.



     Upon implementation of internet account transfers we will have appropriate procedures in place to provide reasonable assurance that the transactions executed are genuine. Thus, Presidential Life would not be responsible for any claim, loss or expense from any error resulting from instructions received over the internet. If we fail to follow any procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to terminate or modify the internet transfer system or procedure at any time.



     We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the underlying Variable Portfolios.

     Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to certain rules. We reserve the right to suspend or cancel such acceptance at any time and will notify you accordingly. Additionally, we may restrict the investment options available for transfers during any period in which such third party acts for you. We will notify such third party beforehand regarding any restrictions. However, we will not enforce these restrictions if we are satisfied that such third party has been appointed by a court of competent jurisdiction to act on your behalf.

     We may provide administrative or other support services to independent third parties you authorize to make transfers on your behalf. We do not currently charge extra for providing these support services. This includes, but is not limited to, transfers between investment options in accordance with market timing strategies. Such independent third parties may or may not be appointed with us for the sale of annuities. However, WE DO NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE. WE TAKE NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATION AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR FOR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.


     For information regarding transfers during the Income Phase, SEE INCOME PHASE, TRANSFERS DURING THE INCOME PHASE, PAGE 21.


     We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DISTRIBUTION OF CONTRACTS

     Currently, the Contracts will only be made available in the State of New York.

     The Contracts are sold by licensed insurance agents, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934, as amended, and are members of the National Association of Securities Dealers, Inc.

     From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

     SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services an indirect wholly owned subsidiary of SunAmerica Inc., is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

WITHDRAWALS

     You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. (SEE INCOME PHASE, PAGE 19.)

     Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal. If you withdraw your entire contract value, a deduction for the contract maintenance fee also occurs. (SEE CONTRACT CHARGES, WITHDRAWAL CHARGES, PAGE 12.)

     Under most circumstances, the partial withdrawal minimum is $500. We require that the value left in any investment option be at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

     Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. (SEE TAXES, TAX TREATMENT OF WITHDRAWALS -- QUALIFIED CONTRACTS, ON PAGE 25.)


     We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

     Additionally, we reserve the right to defer payments for a withdrawal from the fixed account option. Such deferrals are limited to no longer than six months.

MINIMUM CONTRACT VALUE

     Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

--------------------------------------------------------------------------------

                                  INCOME PHASE
--------------------------------------------------------------------------------

ANNUITY DATE

     During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as discussed under Option 3 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

     Income payments must begin on or before the Annuitant's 85th birthday. If you named joint Annuitants on your contract, the income payments may not be later than the first day of the month following the 85th birthday of the younger Annuitant. If you do not choose an Annuity Date, your income payments will automatically begin on this date.

     If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.


     In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. (SEE TAXES, PAGE 23.)


INCOME OPTIONS

     Currently, this contract offers three income options. If you elect to receive income payments but do not select an option, your income payments will be made monthly and in accordance with option 1 for a period of 10 years.

     We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 -- LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

     This option provides income payments for the longer of (1) the life of the Annuitant or (2) 10 or 20 years, depending on the number of years you select. Under this option, we guarantee that income payments will be made for at least 10 or 20 years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 2 -- JOINT AND SURVIVOR LIFE ANNUITY

     This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

     OPTION 3 -- INCOME FOR A SPECIFIED PERIOD

     This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments will be made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption will be the discounted present value of any remaining guaranteed payments.


     Under this option, if your Purchase Payments were made in the contract year in which income payments begin or in any of the five preceding contract years, we may assess an annuity charge. (SEE CONTRACT CHARGES, ANNUITY CHARGE, PAGE
13). This annuity charge equals the withdrawal charge that would apply to those purchase payments if your contract was being surrendered. If this option is elected by your Beneficiary under the death benefit, we will not assess an annuity charge.


     The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 3 does not contain an element of mortality risk, no benefit is derived from this charge.

     Please read the SAI for a more detailed discussion of the income options.

     You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in the fixed account at that time, your income payments will be fixed in amount. Further, if you are invested in both the fixed and variable investment options when payments begin your payments will be fixed and variable. If income payments are fixed, Presidential Life guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed. You may send us a written request to convert variable income payments to fixed income payments. However, you may not convert fixed income payments to variable income payments.

     We make income payments on a monthly basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $2,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $20 per payment, the frequency of your payments may be decreased, state law allowing.

     If you are invested in the Variable Portfolios after the Annuity Date your income payments vary depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

     If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

TRANSFERS DURING THE INCOME PHASE

     During the Income Phase, you may transfer funds to the fixed account and/or among the Variable Portfolios. Transfers during the Income Phase are subject to the following limitations:

     (1) You may not transfer funds to a Variable Portfolio during the first year your contract is in the Income Phase. After the first year, you may only make one transfer per Variable Portfolio during each contract year.

     (2) When you make a transfer, you must transfer the entire value of a Variable Portfolio.

     (3) Your transfer request must be in writing. We must receive your transfer request during the 45 days preceding your contract anniversary. Amounts are transferred at the next Annuity Unit value calculation date.

     (4) You may not transfer funds from the fixed account option. However, amounts may be transferred from the Variable Portfolios to the fixed account option.

     (5) We reserve the right to modify, suspend or terminate this transfer privilege at any time.

DEFERMENT OF PAYMENTS

     We may defer making fixed income payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------

     While the Company has primary responsibility for all administration of the Contracts and the Separate Account, it has retained the services of First SunAmerica Life Insurance Company ("First SunAmerica"), 733 Third Avenue, 4th Floor, New York, New York 10017; (800) 537-3642 to administer its Annuity Service Center. First SunAmerica is not affiliated with the Company. First SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc., a member of the AIG family of financial services companies.

     The administrative services provided include, but are not limited to: issuance of the Contracts; maintenance of Contract Owner records; Contract Owner services; calculation of unit values; and preparation of Contract Owner reports.

     We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.


YEAR 2000 MATTERS



     In 1994, the Company initiated the process of migrating to a local area network and preparing its computer systems and applications for the Year 2000. This process involves modifying or replacing certain hardware and software maintained by the Company as well as communicating with external service providers to ensure that they are taking the appropriate action to remedy their Year 2000 issues. Management believes that the modification process of all significant administrative systems has been completed by December 31, 1998 and that all of the remaining non-critical system and application changes will be completed during the second half of 1999.



     The Company has initiated formal communications with its significant vendors and business partners to determine the extent to which the Company may be vulnerable to those third parties' failure to properly remediate their own year 2000 issues. While the Company is not presently aware of any such significant exposure, the Company cannot predict the outcome of other companies' remediation efforts.



     While the Company is not presently aware of any significant exposure that its systems will not be properly remediated on a timely basis, there can be no assurances that all year 2000 remediation processes will be completed and properly tested before the year 2000, or that contingency plans will sufficiently mitigate the risk of a year 2000 readiness problem. The failure of the systems of the Company or its significant vendors or business partners due to a year 2000 readiness problem could have a material adverse effect on the Company.



     The Company's contingency plans, which are expected to be completed during the second quarter of 1999, will be structured to address both remediation of those systems not yet compliant and their components and overall business operating risk. These plans are intended to mitigate both internal risk as well as potential risks relative to a significant exposure identified relative to the dependencies on third-party systems.



     Purchased hardware will be capitalized in accordance with normal policy. Personnel and all other costs related to the project are being expensed as incurred. Based on Management's best estimates, the total cost to the Company of both migrating to a local area network, replacing software and Year 2000 compliance activities is not expected to exceed $4.0 million. Since 1994, the Company has incurred approximately $2.9 million in connection with migrating to a local area network, replacing software and Year 2000 compliance. The total cost to the Company of these Year 2000 compliance activities has not been and is not anticipated to be material to its financial position or results of operations in any given year.



--------------------------------------------------------------------------------


                                     TAXES
--------------------------------------------------------------------------------


     NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.


GENERAL

     From time to time, Federal initiatives are proposed that could affect the tax treatment of insurance products. Recent administration budget proposals include the proposed taxation of exchanges involving variable annuity contracts, reallocations within variable annuity contracts, and certain other proposals relating to annuities. Please consult your tax advisor for additional information.

     A Contract Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in-first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. For Non-Qualified Contracts, the cost basis is generally the Purchase Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

     For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the Contract bears to the total value of annuity payments for the term of the annuity Contract. The taxable portion is taxed at ordinary income tax rates. For certain types of

Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. Contract Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the Contracts are purchased.

     The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

     The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of Qualified Plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the Contract Owner. Withholding on other types of distributions can be waived.

     An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

     Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the Contract Owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions at 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

     On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.
Section 1.817-5), which establish diversification requirements for the investment portfolios underlying variable contracts such as the Contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

(ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

     The Technical and Miscellaneous Revenue Act of 1988 (the "1988 Act") provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     The Company intends that each Portfolio of the Trust underlying the Contracts will be managed by the investment adviser for the Trust in such a manner as to comply with these diversification requirements.

MULTIPLE CONTRACTS

     The 1988 Act provides that multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Contract Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

     An assignment of a Contract may be a taxable event and may be prohibited by ERISA in some circumstances. Contract Owners should therefore consult competent tax advisers should they wish to assign their Contracts.

TAX TREATMENT OF WITHDRAWALS -- NON-QUALIFIED CONTRACTS

     Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate Purchase Payments made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in a taxpayer's gross income. Section 72 further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the Contract Owner; (3) if the taxpayer is totally disabled; (4) in a series of substantially equal periodic payments made for the life of the taxpayer or for the joint lives of the taxpayer and his Beneficiary; (5) under an immediate annuity; or (6) which are allocable to purchase payments made prior to August 14, 1982.

     The above information applies to Qualified Contracts issued pursuant to
Section 457 of the Code, but does not apply to other Qualified Contracts. Separate tax withdrawal penalties and restrictions apply to Qualified Contracts. (See "Tax Treatment of Withdrawals -- Qualified Contracts").

QUALIFIED PLANS

     The Contracts offered by this Prospectus are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Contract Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan.

     Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

     Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available and described in this Prospectus. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals -- Qualified Contracts").

     (A) TAX-SHELTERED ANNUITIES

        Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

        Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals -- Qualified Contracts"). Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (B) INDIVIDUAL RETIREMENT ANNUITIES

        Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals -- Qualified Contracts"). Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (C) ROTH IRAS

        Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence. A regular IRA may be converted into a Roth IRA, and the resulting income tax shall be spread over four years if the conversion occurs before January 1, 1999. If and when Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency.

TAX TREATMENT OF WITHDRAWALS -- QUALIFIED CONTRACTS

     Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any early distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 403(b) (Tax-Sheltered Annuities) and 408(b) (IRAs).

     The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the Contract Owner or Annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the Contract Owner or Annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Contract Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Contract Owner or Annuitant (as applicable) and his or her designated beneficiary; (4) distributions to a Contract Owner or Annuitant (as applicable) who has separated from service after he or she has attained age 55;
(5) distributions made to the Contract Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Contract Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; and (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; and
(7) distributions from an IRA made to the owner of Annuitant (as applicable) to the extent such distributions do not exceed the Qualified Higher Education expense (as defined in Section 72(t)(7) of the Code) or the Owner or Annuitant (as applicable) for the taxable year; and (8) distribution from an IRA made to the Owner of Annuitant (as applicable) which are Qualified First Time Home Buyer distributions (as defined in Section 72(t)(8) of the Code).

     The exceptions stated in items (4), (5) and (6) above do not apply in the case of an IRA.

     The taxable portion of a withdrawal or distribution from Contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Effective January 1, 1993, such treatment is available for any "eligible rollover distribution" made by certain types of plans (as described above under "Taxes -- Withholding Tax on Distributions") that is transferred within 60 days of receipt into a plan qualified under section 401(a) or 403(a) of the Code, a tax-sheltered annuity, an IRA, or an individual retirement account described in section 408(a) of the Code. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct "trustee to trustee" transfer of the distribution to the transferee plan designated by the recipient.

TAX SHELTERED ANNUITIES -- WITHDRAWAL LIMITATIONS

     The Tax Reform Act of 1986, effective January 1, 1989, limits the withdrawal of amounts attributed to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only: when the Contract Owner attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Withdrawals for hardship are restricted to the portion of the Contract Owner's Contract Value which represents contributions by the Contract Owner and does not include any investment results. These limitations on withdrawals apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions, and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain Qualified Plans. Contract Owners should consult their own tax counsel or other tax adviser regarding any distributions.

--------------------------------------------------------------------------------

                                   CUSTODIAN
--------------------------------------------------------------------------------

     State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the separate account. First SunAmerica pays State Street Bank for services provided, based on a schedule of fees.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     There are no pending legal proceedings affecting the separate account. The Company is engaged in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the separate account.

--------------------------------------------------------------------------------

                            REGISTRATION STATEMENTS
--------------------------------------------------------------------------------

     Presidential Life is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). It files reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

     To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

     Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registrations statement and its exhibits. For further information regarding the separate account, Presidential Life and its general account, the Variable Portfolios and the contract, please refer to the registration statement and its exhibits.

     The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by First SunAmerica.

--------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

     Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 537-3642. The contents of the SAI are tabulated below.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
COMPANY.....................................................     1
INDEPENDENT ACCOUNTANTS.....................................     1
DISTRIBUTORS................................................     1
PERFORMANCE DATA............................................     2
  Money Market Portfolio....................................     2
  Other Variable Portfolios.................................     3
INCOME PAYMENTS.............................................     4
  Annuity Unit Value........................................     4
  Amount of Income Payments.................................     4
  Subsequent Monthly Income Payments........................     5
TAXES.......................................................     5
FINANCIAL STATEMENTS........................................     9

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Financial statements of the separate account appear in the SAI. Financial information regarding the fixed account is reported in Presidential Life's financial statements, which are also included in the SAI. A copy of the SAI may be obtained by contacting Presidential Life, c/o its Annuity Service Center.

Please forward a copy (without charge) of the Statement of Additional Information concerning ICAP
Variable Annuity Contracts issued by Presidential Life Insurance Company to:

              (Please print or type and fill in all information.)


------------------------------------------------------------------------------
  Name

------------------------------------------------------------------------------
  Address

------------------------------------------------------------------------------
  City/State/Zip

------------------------------------------------------------------------------

Date: ________________________   Signed: _____________________________________

Return to: Presidential Life Insurance Company, Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

                       STATEMENT OF ADDITIONAL INFORMATION


                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED

                           VARIABLE ANNUITY CONTRACTS

                                    issued by

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       of

                       PRESIDENTIAL LIFE INSURANCE COMPANY



        THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS WHICH ARE REFERRED TO HEREIN.


        THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS DATED MAY 1,1999, AS IT MAY BE SUPPLEMENTED, CALL OR WRITE THE COMPANY IN C/O ITS ANNUITY SERVICE CENTER, P.O. Box 54299, LOS ANGELES, CALIFORNIA 90054-0299, 1-800-537-3642.

        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 1999.

                                TABLE OF CONTENTS


 ITEM                                                                       PAGE
 ----                                                                       ----
 COMPANY ..................................................................    1

 INDEPENDENT ACCOUNTANTS ..................................................    1

 DISTRIBUTORS .............................................................    1

 YIELD CALCULATION FOR MONEY MARKET DIVISION ..............................    2

 ANNUITY PAYMENTS .........................................................    3
     Annuity Unit Value ...................................................    3
     Amount of Annuity Payments ...........................................    3
     Subsequent Monthly Payments ..........................................    4

 FINANCIAL STATEMENTS .....................................................    4


                                     COMPANY

        Information regarding Presidential Life Insurance Company (the "Company") and its ownership is contained in the Prospectus.


                             INDEPENDENT ACCOUNTANTS


        The consolidated financial statements for each of the three years in the period ended December 31, 1998 of Presidential Life Corporation and subsidiaries have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing.

        The financial statements of Presidential Variable Account One (the "Separate Account") as of December 31, 1998 and for each of the two years in the period ended December 31, 1998 also are included in this Statement of Additional Information. PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account. The financial statements of the Separate Account referred to above included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.





                                  DISTRIBUTORS

        The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

        The offering is on a continuous basis.

        Effective April 29, 1994, the Contracts were offered through the distributor for the Separate Account, SunAmerica Capital Services, Inc. ("SunAmerica Capital Services"), 733 Third Avenue, New York, New York 10017. The Company is not affiliated with the distributor. Prior to this time, SunAmerica Securities, Inc. ("SunAmerica Securities") and Royal Alliance Associates, Inc. ("Royal Alliance"), acted as co-distributors of the Contract. SunAmerica Securities, Inc. and Royal Alliance Associates, Inc. are each an indirect, wholly owned subsidiary of SunAmerica Inc.

No underwriting fees are paid in connection with the distribution of the contract.

                   YIELD CALCULATION FOR MONEY MARKET DIVISION


        The annualized current yield and the effective yield for the Money Market Division for the 7 day period ended December 31, 1998 were 3.0 and
3.05 respectively.


        Current yield is computed by first determining the Base Period Return attributable to a hypothetical Contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

        Base Period Return = (EV-SV-RMC)/(SV)

        where:

        SV    = value of one Accumulation Unit at the start of a 7 day period

        EV    = value of one Accumulation Unit at the end of the 7 day period

        RMC   = an allocated portion of the $3 0 Annual Contract Charge, prorated for 7 days.

        The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The Annual Contract Charge is first allocated among the Divisions and the General Account so that each Division's allocated portion of the charge is proportional to the percentage of the number of Contract Owners' accounts that have money allocated to that Division. The portion of the Charge allocable to the Money Market Division is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Contract bears to the value of an account of average size for Contracts funded by the Money Market Division. Finally, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

        The current yield is then obtained by annualizing the Base Period
Return:

        Current Yield = (Base Period Return) x (365/7)

        The Money Market Division also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Money Market Division. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:
                                                    365/7
        Effective Yield = [(Base Period Return + 1)       -1].

        Net investment income for yield quotation purposes does not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of transfer fees or Withdrawal or Annuity Charges.

      The yields quoted should not be considered a representation of the yield of the Money Market Division in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Money Market Division and changes in interest rates on such investments, but also on factors such as a Contract Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

      Yield information may be useful in reviewing the performance of the Money Market Division and for providing a basis for comparison with other investment alternatives. However, the Money Market Division's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

      In addition, the separate account may advertise "total return" data for its other Variable Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Money Market Portfolio. The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.


                                ANNUITY PAYMENTS

ANNUITY UNIT VALUE

      The value of an Annuity Unit is determined independently for each Separate Account Division.

      For each Division, the value of an Annuity Unit for any Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor for the Valuation Period for which the Annuity Unit Value is being calculated and multiplying the result by an interest factor which offsets the effect of the investment earnings rate of five percent (5%) per annum that is assumed in the annuity table contained in the Contract.

      The net investment factor for each Division for a Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where: (a) is the value of an Accumulation Unit from the applicable Division as of the end of the current Valuation Period; (b) is the value of an Accumulation Unit for the applicable Division as of the end of the immediately preceding Valuation Period; and (c) is a factor representing the daily charge for mortality and expense risks and administration of one and four-tenths percent (1.40%) per annum.

AMOUNT OF ANNUITY PAYMENTS

      The initial annuity payment is determined by applying the Contract Value, less any premium tax, less any Annuity Charge (if annuity option 3 is elected), to the annuity table specified in the Contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex and adjusted age of the Annuitant and joint Annuitant, if any. The adjusted age is determined from the actual age to the nearest birthday at the Annuity Date according to the table below. The Adjusted Age Table is used to correct for population mortality improvements over time.

                               ADJUSTED AGE TABLE
        CALENDAR        ADJUSTMENT TO        CALENDAR          ADJUSTMENT TO
      YEAR OF BIRTH      ACTUAL AGE         YEAR OF BIRTH       ACTUAL AGE
      -------------     -------------       -------------      -------------
        1899-1905           +6               1946-1951              -1
        1906-1911           +5               1952-1958              -2
        1912-1918           +4               1959-1965              -3
        1919-1925           +3               1966-1972              -4
        1926-1932           +2               1973-1979              -5
        1933-1938           +1               1980-1985              -6
        1939-1945            0               1986-1992              -7

      The dollars applied are then divided by 1,000 and multiplied by the appropriate annuity factor to indicate the amount of the first annuity payment. That amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. The number of Annuity Units determined for the first annuity payment remains constant for the second and subsequent monthly payments.

SUBSEQUENT MONTHLY PAYMENTS

      The amount of the second and subsequent annuity payments is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Period next preceding the date on which each annuity payment is due. The dollar amount of the first annuity payment determined as above is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. The number of Annuity Units determined for the first annuity payment remains constant for the second and subsequent monthly payments. As of January 1, 1999, all 457 plans of state and local governments must hold assets and income in trust (or custodial accounts or an annuity contract) for the exclusive benefit of participants and their beneficiaries.

                              FINANCIAL STATEMENTS




      The consolidated financial statements of Presidential Life Corporation and subsidiaries included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts. The financial statements of the Separate Account are also included in this Statement of Additional Information.

                        REPORT OF INDEPENDENT ACCOUNTANTS



The Board of Directors and Shareholders
Presidential Life Corporation
Nyack, New York 10960

We have audited the accompanying consolidated balance sheets of Presidential Life Corporation and subsidiaries ("the Company") as of December 31, 1998 and 1997 and the related consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1998 and 1997 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

New York, New York
February 16, 1999

--------------------------------------------------------------------------------
PRESIDENTIAL LIFE CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS


                                                     (In thousands, except share data)
                                                               DECEMBER 31,
ASSETS:                                                    1998            1997
                                                        ----------      ----------
Investments:
  Fixed maturities:
    Available for sale                                  $1,951,454      $1,909,924
  Common stocks                                             34,240          45,773
  Mortgage Loans                                            17,038          17,865
  Real Estate                                                  415             417
  Policy Loans                                              17,879          18,120
  Short-term investments                                   227,890         264,098
  Other invested assets                                    244,097         208,162
                                                        ----------      ----------
        Total investments                                2,493,013       2,464,359

Cash and cash equivalents                                    1,407          13,480
Accrued investment income                                   24,309          28,167
Amounts due from security transactions                      20,170               0
Federal income tax recoverable                               4,740               0
Deferred policy acquisition costs                           40,283          37,685
Furniture and equipment, net                                   693             567
Amounts due from reinsurers                                  8,700           8,249
Other assets                                                 9,402           1,222
Assets held in separate account                              4,082           4,612
                                                        ----------      ----------
        TOTAL ASSETS                                    $2,606,799      $2,558,341
                                                        ==========      ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Liabilities:
Policy Liabilities:
  Policyholders' account balances                       $1,314,784      $1,280,900
  Future policy benefits:
       Annuity                                             400,717         380,109
       Life and accident and health                         52,270          50,848
  Other policy liabilities                                   3,261           3,124
                                                        ----------      ----------
        Total policy liabilities                         1,771,032       1,714,981
Dollar repurchase agreements                               148,651         205,202
Repurchase agreements                                       24,402               0
Notes payable                                               50,000          50,000
Short-term note payable                                     23,000          20,000
Deposits on policies to be issued                            1,939           2,436
Deferred federal income taxes                               40,815          46,575
General expenses and taxes accrued                           6,471           7,074
Other liabilities                                           13,163           4,807
Liabilities related to separate account                      4,082           4,612
                                                        ----------      ----------
        Total liabilities                                2,083,555       2,055,687
                                                        ----------      ----------

Shareholders' Equity:
  Capital stock ($.01 par value, authorized
        100,000,000 shares, issued and outstanding
        31,731,214 shares in 1998 and 32,621,549
        shares in 1997)                                        318             326
  Additional paid-in-capital                                 1,268          18,274
  Accumulated other comprehensive income                    69,037          71,540
  Retained earnings                                        452,621         412,514
                                                        ----------      ----------
        Total Shareholders' Equity                         523,244         502,654
                                                        ----------      ----------

        TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $2,606,799      $2,558,341
                                                        ==========      ==========



The accompanying notes are an integral part of these Consolidated Financial Statements.

--------------------------------------------------------------------------------
PRESIDENTIAL LIFE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME



                                                                         (In thousands, except share data)
                                                                              YEARS ENDED DECEMBER 31,
REVENUES:                                                            1998               1997               1996
                                                                 ------------       ------------       ------------
   Insurance revenues:
     Premiums                                                    $      4,086       $      3,976       $      4,244
     Annuity considerations                                            28,140             19,655              8,461
     Universal life and investment type policy fee income               2,100              1,988              2,090
   Net investment income                                              187,155            191,818            186,180
   Realized investment gains                                           17,185             26,039             20,020
   Other income                                                         3,540              4,228              2,679
                                                                 ------------       ------------       ------------
          TOTAL REVENUES                                              242,206            247,704            223,674
                                                                 ------------       ------------       ------------

BENEFITS AND EXPENSES:
   Death and other life insurance benefits                              7,612              7,236              6,887
   Annuity benefits                                                    40,697             37,867             36,510
   Interest credited to policyholders'
     account balances                                                  76,776             76,202             75,252
   Interest expense on notes payable                                    7,124              5,850              5,049
   Other interest and other charges                                       274                445                330
   Increase in liability for future policy benefits                    21,051             15,248              5,281
   Commissions to agents, net                                           4,780              4,357              3,215
   General expenses and taxes                                          14,522             12,813             13,944
   Decrease (increase) in deferred policy acquisition costs            (2,375)            (2,872)               849
                                                                 ------------       ------------       ------------
          TOTAL BENEFITS AND EXPENSES                                 170,461            157,146            147,317
                                                                 ------------       ------------       ------------

Income before income taxes                                             71,745             90,558             76,357
                                                                 ------------       ------------       ------------

Provision (benefit) for income taxes:
   Current                                                             26,902             31,165             23,199
   Deferred                                                            (4,381)            (1,899)            (1,363)
                                                                 ------------       ------------       ------------
                                                                       22,521             29,266             21,836
                                                                 ------------       ------------       ------------

NET INCOME                                                       $     49,224       $     61,292       $     54,521
                                                                 ============       ============       ============

Weighted average number of shares
outstanding during the year                                        32,073,388         32,734,733         33,184,294
                                                                 ============       ============       ============

Earnings per common share                                        $       1.53       $       1.87       $       1.64
                                                                 ============       ============       ============



The accompanying notes are an integral part of these Consolidated Financial Statements.

--------------------------------------------------------------------------------
PRESIDENTIAL LIFE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                  (In thousands, except share data)
                                                                            Accumulated
                                                  Additional                   Other
                                     Capital       Paid-in-     Retained   Comprehensive
                                      Stock        Capital      Earnings       Income         Total
                                    ---------    -----------    ---------  --------------   ---------
Balance at January 1, 1996          $     335     $  30,130     $ 308,863     $  61,732     $ 401,060
                                                                                            ---------

Comprehensive Income:

Net income                                                         54,521                      54,521

Net Unrealized Investment
Gains (Losses)                                                                  (21,438)      (21,438)
                                                                                            ---------

Comprehensive Income                                                                           33,083

Purchase and Retirement of Stock           (7)       (7,031)                                   (7,038)

Issuance of Shares
under Stock Option Plan                     2           924                                       926

Dividends Paid to Shareholders
($.15 per share)                                                   (4,968)                     (4,968)
                                    ---------     ---------     ---------     ---------     ---------

Balance at December 31, 1996              330        24,023       358,416        40,294       423,063
                                                                                            ---------

Comprehensive Income:

Net income                                                         61,292                      61,292

Net Unrealized Investment
Gains (Losses)                                                                   31,246        31,246
                                                                                            ---------

Comprehensive Income                                                                           92,538

Purchase and Retirement of Stock           (4)       (5,758)                                   (5,762)

Issuance of Shares
under Stock Option Plan                                   9                                         9

Dividends Paid to Shareholders
($.22 per share)                                                   (7,194)                     (7,194)
                                    ---------     ---------     ---------     ---------     ---------

Balance at December 31, 1997              326        18,274       412,514        71,540       502,654
                                                                                            ---------

COMPREHENSIVE INCOME:

NET INCOME                                                         49,224                      49,224

NET UNREALIZED INVESTMENT
GAINS (LOSSES)                                                                   (2,503)       (2,503)
                                                                                            ---------

COMPREHENSIVE INCOME                                                                           46,721

PURCHASE AND RETIREMENT OF STOCK           (8)      (17,060)                                  (17,068)

ISSUANCE OF SHARES
UNDER STOCK OPTION PLAN                                  54                                        54

DIVIDENDS PAID TO SHAREHOLDERS
($.285 PER SHARE)                                                  (9,117)                     (9,117)
                                    ---------     ---------     ---------     ---------     ---------

BALANCE AT DECEMBER 31, 1998        $     318     $   1,268     $ 452,621     $  69,037     $ 523,244
                                    =========     =========     =========     =========     =========



The accompanying notes are an integral part of these Consolidated Financial Statements.

--------------------------------------------------------------------------------
PRESIDENTIAL LIFE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                       (in thousands)
                                                                   YEARS ENDED DECEMBER 31,
                                                             1998            1997            1996
                                                          -----------     -----------     -----------
OPERATING ACTIVITIES:
    Net income                                            $    49,224     $    61,292     $    54,521
    Adjustments to reconcile net income to
      net cash provided by operating activities:
          Benefit for deferred income taxes                    (4,381)         (1,899)         (1,363)
          Depreciation and amortization                         1,037             474             439
          Net accrual of discount on fixed maturities          (8,806)         (4,181)         (1,184)
          Realized investment gains                           (17,185)        (26,039)        (20,020)
    Changes in:
      Accrued investment income                                 3,858           4,307           1,854
      Deferred policy acquisition costs                        (2,375)         (2,872)            849
      Federal income tax recoverable                           (4,740)              0             477
      Liability for future policy benefits                     22,030          15,777           5,689
      Other items                                              (1,629)            436           2,612
                                                          -----------     -----------     -----------

             Net Cash Provided by Operating Activities         37,033          47,295          43,928
                                                          -----------     -----------     -----------

INVESTING ACTIVITIES:
    Fixed Maturities:
      Available for Sale:
          Acquisitions                                       (377,730)       (338,058)       (302,778)
          Sales                                                 2,602          29,325          13,713
          Maturities, calls and repayments                    333,533         252,383         259,108
    Common Stocks:
      Acquisitions                                            (12,880)        (18,722)        (15,663)
      Sales                                                    46,435          68,377          54,369
    Decrease (increase) in short-term
      investments and policy loans                             36,449         (24,112)        (46,884)
    Other Invested Assets:
      Additions to other invested assets                      (93,837)       (110,760)        (62,045)
      Distributions from other invested assets                 57,902          78,701          36,274
    Purchase of property and equipment                           (289)           (409)           (154)
    Mortgage loan on real estate                                  827             757             393
    Amounts due from security transactions                    (20,170)              0               0
                                                          -----------     -----------     -----------

          Net Cash Used in Investing Activities               (27,158)        (62,518)        (63,667)
                                                          -----------     -----------     -----------

FINANCING ACTIVITIES:
    Proceeds from Dollar Repurchase Agreements              2,115,345       2,429,540       2,308,967
    Repayment of Dollar Repurchase Agreements              (2,171,896)     (2,425,221)     (2,268,500)
    Proceeds from Reverse Repurchase Agreements                24,402               0               0
    Proceeds from line of credit                                3,000          15,000           5,000
    Increase (decrease) in policyholders'
      account balances                                         33,884          20,355          (9,353)
    Repurchase of common stock                                (17,069)         (5,762)         (7,038)
    Deposits on policies to be issued                            (497)          1,166          (1,677)
    Dividends paid to shareholders                             (9,117)         (7,194)         (4,967)
                                                          -----------     -----------     -----------

          Net Cash Provided by (Used in)
             Financing Activities                             (21,948)         27,884          22,432
                                                          -----------     -----------     -----------

    Increase (Decrease) in Cash and Cash Equivalents          (12,073)         12,661           2,693

Cash and Cash Equivalents at Beginning of Year                 13,480             819          (1,874)
                                                          -----------     -----------     -----------

Cash and Cash Equivalents at End of Year                  $     1,407     $    13,480     $       819
                                                          ===========     ===========     ===========

Supplemental Cash Flow Disclosure:

Income Taxes Paid                                         $    33,500     $    27,700     $    27,303
                                                          ===========     ===========     ===========

Interest Paid                                             $     6,216     $     5,508     $     4,750
                                                          ===========     ===========     ===========


The accompanying notes are an integral part of these Consolidated Financial Statements.

--------------------------------------------------------------------------------
PRESIDENTIAL LIFE CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        A.  BUSINESS

        Presidential Life Corporation ("the Company"), through its wholly-owned subsidiary Presidential Life Insurance Company ("the Insurance Company"), is engaged in the sale of life insurance and annuities.

        B.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

        The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). Intercompany transactions and balances have been eliminated in consolidation. Certain amounts have been reclassified to conform to the current year's presentation. The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company has one reportable operating segment and therefore, no additional disclosures are required under Statement of Financial Accounting Standards No. 131 "Disclosures About Segments of an Enterprise and Related Information". Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

        C.  INVESTMENTS

        Fixed maturity investments available for sale represent investments which may be sold in response to changes in various economic conditions. These investments are carried at estimated market value and net unrealized gains (losses), net of the effects of amortization of deferred policy acquisition costs and deferred Federal income taxes are credited or charged directly to shareholders' equity, unless a decline in market value is considered to be other than temporary in which case the investment is reduced to its net realizable value. Equity securities include common stocks and non-redeemable preferred stocks and are carried at estimated market, with the related unrealized gains and losses, net of deferred income tax effect, if any, charged or credited directly to shareholders' equity, unless a decline in market value is deemed to be other than temporary in which case the investment is reduced to its net realizable value.

        "Other invested assets" are recorded at the lower of cost or market, or equity as appropriate, and primarily include interests in limited partnerships, which principally are engaged in real estate, international opportunities, acquisitions of private growth companies, debt restructuring and merchant banking. In general, risks associated with such limited partnerships include those related to their underlying investments (i.e., equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated by the ability of the Company to take annual distributions of partnership earnings. To evaluate the appropriateness of the carrying value of a limited partnership interest, management maintains ongoing discussions with the investment manager and considers the limited partnership's operation, its current and near term projected financial condition, earnings capacity, and distributions received by the Company during the year. Because it is not practicable to obtain an independent valuation for each limited partnership interest, for purposes of disclosure the market value of a limited partnership interest is estimated at book value. Management believes that the net realizable value of such limited partnership interests, in the aggregate, exceeds their related carrying value as of December 31, 1998 and 1997. As of December 31, 1998, the Company was committed to contribute, if called upon, an aggregate of approximately $77.2 million of additional capital to certain of these limited partnerships.

        In evaluating whether an investment security or other investment has suffered an impairment in value which is deemed to be "other than temporary", management considers all available evidence. When a decline in the value of an investment security or other investment is considered to be other than temporary, the investment is reduced to its net realizable value, (which contemplates the price that can be obtained from the sale of such asset in the ordinary course of business) which becomes the new cost basis. The amount of reduction is recorded as a realized loss. A recovery from the adjusted cost basis is recognized as a realized gain only at sale.

        The Company participates in "dollar roll" repurchase agreement transactions to enhance investment income. Dollar roll transactions involve the sale of certain mortgage backed securities to a holding institution and a simultaneous agreement to purchase substantially similar securities for forward settlement at a lower dollar price. The proceeds are invested in short-term securities at a positive spread until the settlement date of the similar securities. During this period, the holding institution receives all income and prepayments for the security. Dollar roll repurchase agreement transactions are treated as financing transactions for financial reporting purposes.

        Realized gains and losses on disposal of investments are determined for fixed maturities and equity securities by the specific-identification method.

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

        Investments in short-term securities, which consist primarily of United States Treasury Notes and corporate debt issues maturing in less than one year, are recorded at amortized cost which approximates market. Mortgage loans are stated at their amortized indebtedness. Policy loans are stated at their unpaid principal balance.

        The Company's investments in real estate include two buildings in Nyack, New York, which are occupied entirely by the Company. The investments are carried at cost less accumulated depreciation. Depreciation has been provided on a straight line basis at the rate of 4% per annum for one building and 5% per annum for the other. Accumulated depreciation amounted to $206,800 and $204,400 at December 31, 1998 and 1997, respectively, and related depreciation expense for the years ended December 31, 1998, 1997 and 1996 was $2,400, $3,200 and $3,200, respectively.

        D.  FURNITURE AND EQUIPMENT

        Furniture and equipment is carried at cost and depreciated on a straight line basis over a period of five to ten years except for automobiles which are depreciated over a period of three years. Accumulated depreciation amounted to $377,400 and $219,300 at December 31, 1998 and 1997, respectively, and related depreciation expense for the years ended December 31, 1998, 1997 and 1996 was $160,900, $163,700 and $187,200, respectively.

        E.  RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

        Premiums from traditional life and annuity policies with life contingencies are recognized generally as income over the premium paying period. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This matching is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided ("limited payment contracts"), premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances and interest credited to policyholders' account balances.

        For the years ended December 31, 1998, 1997, and 1996, approximately 58.1%, 67.3% and 78.3%, respectively, of premiums from traditional life, annuity, universal life and investment-type contracts received by the Company were attributable to sales to annuitants and policyholders residing in the State of New York.

        F.  DEFERRED POLICY ACQUISITION COSTS

        The costs of acquiring new business (principally commissions, certain underwriting, agency and policy issue expenses), all of which vary with and are primarily related to the production of new business, have generally been deferred. When a policy is surrendered, the remaining unamortized cost is written off. Deferred policy acquisition costs are subject to recoverability testing at time of policy issue and loss recognition testing at the end of each year.

        For immediate annuities with life contingencies, deferred policy acquisition costs are amortized over the life of the contract, in proportion to expected future benefit payments.

        For traditional life policies, deferred policy acquisition costs are amortized over the premium paying periods of the related policies using assumptions that are consistent with those used in computing the liability for future policy benefits. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. For these contracts the amortization periods generally are for the scheduled life of the policy, not to exceed 30 years.

        Deferred policy acquisition costs are amortized over periods ranging from 15 to 25 years for universal life products and investment-type products as a constant percentage of estimated gross profits arising principally from surrender charges and interest and mortality margins based on historical and anticipated future experience, updated regularly. The effects of revisions to reflect actual experience on previous amortization of deferred policy acquisition costs, subject to the limitation that the accrued interest on the deferred acquisition costs balance may not exceed the amount of amortization for the year, are reflected in earnings in the period estimated gross profits are revised.

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

        Unamortized deferred policy acquisition costs for the years ended December 31, 1998 and 1997 are summarized as follows:

                                                           1998           1997
                                                         --------       --------
                                                             (in thousands)
        Balance at the beginning of year                 $ 37,685       $ 39,783
        Current year's costs deferred                       8,706          9,783
                                                         --------       --------
             Total                                         46,391         49,566
        Less, amortization for the year                     6,293          6,581
                                                         --------       --------
             Total                                         40,098         42,985
        Change in amortization (benefit) related to
             unrealized gain (loss) in investments           (185)         5,300
                                                         --------       --------
        Balance at the end of the year                   $ 40,283       $ 37,685
                                                         ========       ========


        G.  FUTURE POLICY BENEFITS

        Future policy benefits for traditional life insurance policies are computed using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on anticipated experience which, together with interest and expense assumptions, provide a margin for adverse deviation. Benefit liabilities for deferred annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. During the three years in the period ended December 31, 1998, interest rates used in establishing such liabilities range from 4.5% to 11% for life insurance liabilities and from 5.5% to 13.60% for annuity liabilities.

        H.  POLICYHOLDERS' ACCOUNT BALANCES

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less mortality and expense charges and withdrawals.

        These account balances are summarized as follows:

                                             1998           1997           1996
                                          ----------     ----------     ----------
                                                       (in thousands)
Account balances at beginning of year     $1,280,900     $1,260,545     $1,269,898
Additions to account balances                209,601        209,568        190,559
                                          ----------     ----------     ----------
              Total                        1,490,501      1,470,113      1,460,457
Deductions from account balances             175,717        189,213        199,912
                                          ----------     ----------     ----------
Account balances at end of year           $1,314,784     $1,280,900     $1,260,545
                                          ==========     ==========     ==========


        Interest rates credited to account balances ranged from 4% to 12.5% in 1998, 1997 and 1996.

        I.  FEDERAL INCOME TAXES

        The Company and its subsidiaries file a consolidated Federal income tax return. The asset and liability method in recording income taxes on all transactions that have been recognized in the financial statements is used. Deferred taxes are adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized.

        J.  SEPARATE ACCOUNTS

        Separate Accounts are established in conformity with New York State Insurance Law and represent funds for which investment income and investment gains and losses accrue to the policyholders. Assets and liabilities (stated at market value) of the Separate Account, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, are shown as separate captions in the consolidated balance sheets.

        Deposits to the Separate Account are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to the Separate Account are included in revenues.

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

        K.  EARNINGS PER COMMON SHARE

        The Financial Accounting Standards Board ("FASB") issued Statement No. 128, "Earnings Per Share" (SFAS No. 128) which specifies the computation, presentation and disclosure requirements of earnings per share for entities with publicly held common stock and potential common stock. Earnings per share (EPS) presented on the face on the consolidated income statement has been calculated to reflect the adoption of SFAS No. 128 by the Company. Basic EPS is computed based upon the weighted average number of common shares outstanding during the year. Diluted EPS is computed based upon the weighted average number of common shares including contingently issuable shares and other dilutive items. The weighted average number of common shares used to compute diluted EPS for the year ended December 31, 1998 and 1997 was 32,073,388 and 32,736,202,
respectively. The dilution from the potential exercise of stock options outstanding did not change basic EPS.

        L.  CASH AND CASH EQUIVALENTS

        Cash and cash equivalents includes cash on hand and amounts due from banks with an original maturity of three months or less.

        M.  NEW ACCOUNTING PRONOUNCEMENTS

        In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133). SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. It also establishes specific conditions that must be met in order for a derivative to be recognized as a hedge of certain exposures. The Company has not yet completed its analysis to determine the impact of this statement on the Company's financial statements. SFAS 133 is effective for fiscal years beginning after June 15, 1999.

2.  INVESTMENTS

        The following information summarizes the components of net investment income and realized investment gains (losses).

        Net Investment Income:

                                          Year Ended December 31
                                     ----------------------------------
                                       1998         1997         1996
                                     --------     --------     --------
                                               (in thousands)
        Fixed maturities             $141,483     $134,740     $132,467
        Common stocks                   1,621        1,341        1,315
        Short-term investments         16,537       14,368       14,226
        Other investment income        33,281       48,797       44,141
                                     --------     --------     --------
                                      192,922      199,246      192,149

        Less investment expenses        5,767        7,428        5,969
                                     --------     --------     --------

        Net investment income        $187,155     $191,818     $186,180
                                     ========     ========     ========


        There were no fixed maturities which were non-income producing for more than twelve months at December 31, 1998, 1997 and 1996.

        Realized Investment Gains (Losses):

                                     Year Ended December 31,
                                 -------------------------------
                                  1998         1997        1996
                                 -------     -------     -------
                                         (in thousands)
        Fixed maturities         $ 3,144     $12,080     $ 6,735
        Common stocks             14,041      13,959      13,285
                                 -------     -------     -------
        Total realized gains
           on investments        $17,185     $26,039     $20,020
                                 =======     =======     =======

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  INVESTMENTS -CONTINUED

        Unrealized Investment Gains (Losses):

                                                    Year Ended December 31,
                                           ---------------------------------------
                                             1998            1997           1996
                                           ---------      ---------      ---------
                                                        (in thousands)
        Fixed maturities                   $ 110,178      $ 109,995      $  61,931
        Common stocks                          9,525         13,752          8,438
                                           ---------      ---------      ---------
        Unrealized investment gains          119,703        123,747         70,369
        Amortization of deferred
           acquisition costs                 (13,492)       (13,686)        (8,378)
        Deferred federal income taxes        (37,174)       (38,521)       (21,697)
                                           ---------      ---------      ---------
        Net unrealized investment gain     $  69,037      $  71,540      $  40,294
                                           =========      =========      =========
        Change in net unrealized
           investment gains                $  (2,503)     $  31,246      $ (21,438)
                                           =========      =========      =========


        The change in unrealized investment gains (losses) shown above resulted primarily from changes in general economic conditions which directly influenced investment security markets. These changes were also impacted by writedowns of investment securities for declines in market values deemed to be other than temporary.

        The following tables provide additional information relating to investments held by the Company:

DECEMBER 31, 1998:

AVAILABLE FOR SALE:


                                          AMORTIZED        GROSS        UNREALIZED        MARKET
TYPE OF INVESTMENT                           COST          GAINS          LOSSES          VALUE
------------------                        ----------     ----------     ----------      ----------
                                                              (IN THOUSANDS)
FIXED MATURITIES:
BONDS AND NOTES:
  UNITED STATES GOVERNMENT
     AND GOVERNMENT AGENCIES
     AND AUTHORITIES                      $  387,430     $   20,361     $     (111)     $  407,680
  STATES, MUNICIPALITIES AND
     POLITICAL SUBDIVISIONS                   26,707          4,153              0          30,860
  FOREIGN GOVERNMENTS                         12,100          1,950              0          14,050
  PUBLIC UTILITIES                           139,013         12,076              0         151,089
  ALL OTHER CORPORATE BONDS                1,069,931         85,409         (6,816)      1,148,524
PREFERRED STOCKS, PRIMARILY CORPORATE        206,095          6,254        (13,098)        199,251
                                          ----------     ----------     ----------      ----------

TOTAL FIXED MATURITIES:                   $1,841,276     $  130,203     $  (20,025)     $1,951,454
                                          ==========     ==========     ==========      ==========

COMMON STOCKS                             $   24,715     $   10,065     $     (540)     $   34,240
                                          ==========     ==========     ==========      ==========

December 31, 1997:

AVAILABLE FOR SALE:


                                          Amortized        Gross        Unrealized         Market
Type of Investment                           Cost          Gains          Losses           Value
------------------                        ----------     ----------     ----------      ----------
                                                               (in thousands)
Fixed Maturities:
Bonds and Notes:
  United States government
     and government agencies
     and authorities                      $  518,997     $   21,815     $     (256)     $  540,556
  States, municipalities and
     political subdivisions                   26,709          3,574              0          30,283
  Foreign governments                         12,160          2,190              0          14,350
  Public utilities                           189,555         14,142           (425)        203,272
  All other corporate bonds                  855,347         74,441         (5,908)        923,880
Preferred stocks, primarily corporate        197,161          8,047         (7,625)        197,583
                                          ----------     ----------     ----------      ----------

Total Fixed Maturities:                   $1,799,929     $  124,209     $  (14,214)     $1,909,924
                                          ==========     ==========     ==========      ==========

Common Stocks                             $   32,021     $   14,202     $     (450)     $   45,773
                                          ==========     ==========     ==========      ==========

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


2.  INVESTMENTS - CONTINUED

        The estimated fair value of fixed maturities available for sale at December 31, 1998, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                       Market Value
                                                      --------------
                                                      (in thousands)
        Due in one year or less                         $   40,590
        Due after one year through five years              152,048
        Due after five years through ten years              74,735
        Due after ten years                              1,484,830
                                                        ----------
        Total debt securities                            1,752,203
        Preferred stock                                    199,251
                                                        ----------

        Total                                           $1,951,454
                                                        ==========


        Proceeds from sales of fixed maturities during 1998, 1997 and 1996 were $527.5 million, $718.4 million and $757.7 million, respectively. During 1998, 1997 and 1996, respectively, gross gains of $9.0 million, $16.4 million and $7.3 million and gross losses of $1.0 million, $4.5 million and $7.2 million were realized on those sales.

        During 1996, the Company restructured or modified the terms of certain fixed maturity investments. Certain of these restructures included debt for equity exchanges. The fixed maturity portfolio, based on carrying value, includes $8.6 million at December 31, 1996 of such restructured securities. These restructures and modifications had no significant impact on gross interest income on these fixed maturities (which is included in net investment income). During 1998 and 1997, the Company did not restructure or modify the terms of any fixed maturity investments.

        As of December 31, 1998, the Company's mortgage loans were collateralized by commercial office buildings in New York and Pennsylvania.

        There were no investments owned in any one issuer that aggregate 10% or more of shareholders' equity as of December 31, 1998.

        As of December 31, 1998 securities with a carrying value of approximately $5.8 million were on deposit with various state insurance departments to comply with applicable insurance laws.

        As part of a proposed rehabilitation plan for Fidelity Mutual Life Insurance Company ("Fidelity"), on January 11, 1995 the Insurance Company signed a definitive purchase agreement with the Pennsylvania Insurance Commissioner and Fidelity to invest up to $45 million for a minority (49.9%) stake in a Fidelity subsidiary insurance holding company. In addition, the Company had agreed to purchase $25 million of Senior Notes of such company.

        The Company was informed by the Pennsylvania Insurance Commissioner that in response to the significant improvement in the invested assets of Fidelity, she has reopened the process to select an equity investor for the recapitalization and rehabilitation of Fidelity. The Company disagreed with the Insurance Commissioner's actions and commenced litigation which was settled in the second quarter of 1997. As part of the settlement, the Company received $1.7 million.

3.  NOTES PAYABLE

        Notes payable at December 31, 1998 and 1997 consist of $50 million, 9 1/2% senior notes due December 15, 2000. Interest is payable June 15 and December 15. Debt issue costs were amortized on the interest method over the term of the notes. As of December 31, 1998, there were no unamortized costs. There are no principal payments required for the senior notes until the total principal is due on December 15, 2000. The senior notes are callable after December 14, 1998.

        The indenture governing the senior notes contains covenants relating to limitations on additional indebtedness, restricted payments, liens and sale or issuance of capital stock of the Insurance Company. In the event the Company violates such covenants as defined in the indenture, the Company is obligated to offer to repurchase 25% of the outstanding principal amount of such notes. The Company believes that it is in compliance with all of the covenants.

        The short-term note payable is a bank line of credit in the amount of $25,000,000 and provides for interest on borrowings based on market indices. At December 31, 1998 and 1997 the Company had $23,000,000 and $20,000,000
outstanding, respectively. The short-term note payable outstanding at December 31, 1998 and 1997 had a weighted average interest rate of 6.469% and 6.625%, respectively.

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  NOTES PAYABLE - CONTINUED

        The Company filed a registration statement with the Securities and Exchange Commission covering up to $100 million aggregate principal amount of senior notes ("New Senior Notes"). The net proceeds from the sale of such offering are expected to be used to retire existing indebtedness and for general corporate purposes. The Company expects to complete the offering during February of 1999.

        In connection with the offering of the New Senior Notes, the Company entered into a forward treasury lock agreement with a creditworthy financial institution pursuant to which the Company will make or receive, respectively, payments in respect of an aggregate notional principal amount of $100 million depending upon whether the interest rate for ten-year Treasury Notes in effect on the settlement date has increased or declined during the term of the agreement. The amount of any unrecognized gain or loss is recognized in the financial statements and fluctuates with the ten-year Treasury Note. At December 31, 1998, the agreement had an unrealized loss of $9.1 million. On the settlement date, the unrecognized loss will be capitalized and amortized over the term of the New Senior Notes as an increase in interest expense.

4.  SHAREHOLDERS' EQUITY

        The Company is authorized to issue 100,000,000 shares of its $.01 par value Common Stock. At December 31, 1998 31,731,214 shares were outstanding and at December 31, 1997 32,621,549 shares were outstanding.

        During 1998, the Company's Board of Directors increased the quarterly dividend rate to $.075 per share. During 1998, 1997 and 1996, the Company purchased and retired 896,900, 372,300 and 724,000 shares of common stock, respectively. The Company is authorized pursuant to a resolution of the Board of Directors to purchase an additional 335,300 shares of common stock.

        Payment of dividends to the Company by the Insurance Company are effectively restricted by the provisions of the New York Insurance Law ("Insurance Law"). All dividend payments are subject to the review and disapproval by the New York Insurance Department. Under the New York State Insurance Law, the New York Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders.

        The New York Insurance Department has established informal guidelines for the Superintendent's determinations which focus upon, among other things, the overall financial condition and profitability of the insurer under statutory accounting practices. During 1998, 1997 and 1996, the Insurance Company paid dividends of $49.4 million, $24.8 million and $15 million, respectively, to the Company.

OTHER COMPREHENSIVE INCOME

                                                       Tax            After-
                                                      Pre-Tax        Expense/         Tax
For the years ended December 31,                       Amount        (Benefit)       Amount
                                                      --------      ----------      --------
                                                                  (in thousands)
1998
UNREALIZED GAIN ON INVESTMENT SECURITIES:
   UNREALIZED HOLDING GAINS ARISING DURING YEAR       $ 15,739       $  5,509       $ 10,230
   LESS: RECLASSIFICATION ADJUSTMENT FOR GAINS
        REALIZED IN NET INCOME                          17,185          4,452         12,733
                                                      --------       --------       --------

NET UNREALIZED INVESTMENT GAINS (LOSSES)              $ (1,446)      $  1,057       $ (2,503)
                                                      ========       ========       ========

1997
Unrealized gain on investment securities:
   Unrealized holding gains arising during year       $ 74,757       $ 26,165       $ 48,592
   Less: reclassification adjustment for gains
        realized in net income                          26,039          8,693         17,346
                                                      --------       --------       --------

Net unrealized investment gains (losses)              $ 48,718       $ 17,472       $ 31,246
                                                      ========       ========       ========

1996
Unrealized gain (loss) on investment securities:
   Unrealized holding gains (losses) arising
        during year                                   $ (5,342)      $ (1,870)      $ (3,472)
   Less: reclassification adjustment for gains
        realized in net income                          20,020          2,054         17,966
                                                      --------       --------       --------

Net unrealized investment gains (losses)              $(25,362)      $ (3,924)      $(21,438)
                                                      ========       ========       ========

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  EMPLOYEE BENEFIT AND DEFERRED COMPENSATION PLANS

        (a)  Employee Retirement Plan

        The Company has a noncontributory defined benefit pension plan covering all eligible employees. The Company is both sponsor and administrator of this plan. The plan provides for pension benefits based on average pay and years of service.

                                                      Year Ended December 31,
                                                       1998           1997
                                                      -------        -------
                                                          (in thousands)
        Change in benefit obligation
        Benefit obligation (beginning of year)        $ 5,923        $ 5,269
        Service cost                                      438            436
        Interest cost                                     388            370
        Actuarial (gain)/loss                            (334)            50
        Benefits paid                                    (437)          (202)
                                                      -------        -------
        Benefit obligation (end of year)                5,978          5,923
                                                      -------        -------

        Change in Plan assets
        Fair value of assets (beginning of year)        4,558          4,444
                                                      -------        -------
        Actual return on plan assets                      287            266
        Employer contribution                             299             50
        Benefits paid                                    (437)          (202)
                                                      -------        -------
        Fair value of assets (end of year)              4,707          4,558
                                                      -------        -------

        Funded status                                  (1,272)        (1,365)
        Unrecognized transition amount                    140            167
        Unrecognized net actuarial loss                  (824)          (619)
                                                      -------        -------
        Prepaid (accrued) benefit cost                $(1,956)       $(1,816)
                                                      =======        =======

        Weighted average assumptions

        Discount rate                                    7.00%          7.00%
        Expected return on assets                        7.50           7.50
        Rate of compensation increase                    3.00           3.00
        Components of net periodic benefit cost
        Service cost                                  $   438        $   436
        Interest cost                                     388            370
        Expected return on assets                        (350)          (343)
        Amortization of prior service cost                 28             28
        Recognized net actuarial loss                     (65)           (12)
                                                      -------        -------
        Net periodic benefit cost                     $   439        $   479
                                                      =======        =======


        (b)  Employee Savings Plan

        The Company adopted an Internal Revenue Code (IRC) Section 401(k) plan for its employees effective January 1, 1992. Under the plan, participants may contribute up to a maximum of 15% of their pre-tax earnings or the dollar limit as prescribed by IRC Section 415(d). A portion of participants' pre-tax earnings may be matched by the Company. For the years ended December 31, 1998, 1997 and 1996, the Company's contribution was approximately $43,300, $43,700 and $40,500, respectively.

        (c)  Employee Stock Option Plan

        The Company has adopted an incentive stock option plan recommended by the Board of Directors and approved by the shareholders. This plan grants options to purchase up to 1,000,000 shares of common stock of the Company to officers and key employees. Option prices are 100% of the fair market value at date of grant. The following schedule shows all options granted, exercised, expired and exchanged under the Company's Incentive Stock Option Plan as of December 31, 1998.

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  EMPLOYEE BENEFIT AND DEFERRED COMPENSATION PLANS - CONTINUED

        Information relating to the options is as follows:

                                                           Option Price
                                              Number          Amount          Total
                                             of Shares       Per Share        Price
                                            -----------   --------------   -----------
        Outstanding, January 1, 1996            221,621       $  5.47      $ 1,212,000
            Granted                              44,400          9.69          430,125
            Exercised                          (170,433)         4.88         (830,861)
            Cancelled                           (46,188)         7.20         (332,516)
                                            -----------                    -----------

        Outstanding, December 31, 1996           49,400          9.08          448,748
            Granted                              66,150         17.49        1,180,706
            Exercised                            (1,014)         9.69           (9,826)
            Cancelled                            (2,525)        12.43          (31,398)
                                            -----------                    -----------

        Outstanding, December 31, 1997          112,011         14.20        1,588,230
            GRANTED                              80,700        18.125        1,462,688
            EXERCISED                            (6,565)         8.29          (54,402)
            CANCELLED                           (10,886)        14.54         (158,328)
                                            -----------                    -----------

        OUTSTANDING, DECEMBER 31, 1998          175,260       $ 16.19      $ 2,838,188
                                            ===========                    ===========

        At December 31, 1998, 34,005 options for shares of common stock were exercisable.

        The Company applies Accounting Principles Board Opinion No. 25 and related Interpretations in accounting for its stock option plan. Accordingly, no compensation cost has been recognized for its fixed stock option plan. Had compensation cost for the Company's stock option plan been determined based on the fair value at the grant dates for awards under the plan consistent with the method of FASB Statement 123, the Company's net income and earnings per common share for the years ended December 31, 1998 and 1997 would have been reduced to the pro forma amounts indicated below:

        Net income (in thousands)        Year Ended December 31,
                                         1998            1997
                                       ----------      ----------
               As reported             $   49,224      $   61,292
               Pro forma                   49,114          61,188

        Earnings per common share

               As reported             $     1.53      $     1.87
               Pro forma                     1.53            1.87

        The fair value of options granted under the Company's fixed stock option plan during 1998 was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used: dividend yield of 1.51%, expected volatility of 51.0%, risk free interest rate of 7.0%, and expected lives of 4 years.

6.  INCOME TAXES

        The following is a reconciliation of income taxes computed using the Federal statutory rate with the provision for income taxes for the years ended December 31,:

                                                     1998           1997            1996
                                                   --------       --------       --------
                                                               (in thousands)
        Provision for income taxes computed
           at Federal statutory rate               $ 25,111       $ 31,695       $ 26,725
        Increase (decrease) in income taxes
           resulting from:
        Utilization of prior unrecognized
           deferred tax asset relating to
           investment losses                           (306)          (868)        (5,767)
        Losses producing no current benefit             784             81          1,590
        Other                                        (3,068)        (1,642)          (712)
                                                   --------       --------       --------

           Provision for Federal income taxes      $ 22,521       $ 29,266       $ 21,836
                                                   ========       ========       ========

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INCOME TAXES - CONTINUED

        The Company provides for deferred income taxes resulting from temporary differences which arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes. The sources of these differences and the tax effect of each were as follows:

                                                  1998           1997          1996
                                                 -------       -------       -------
                                                           (in thousands)
        Deferred policy acquisition costs        $   621       $   341       $  (742)
        Policyholders' account balances              (21)            5          (216)
        Investment adjustments                    (1,236)         (481)          135
        Insurance reserves                        (2,422)         (924)       (1,274)
        Other                                     (1,323)         (840)         (734)
                                                 -------       -------       -------

        Deferred Federal income tax benefit      $(4,381)      $(1,899)      $(1,363)
                                                 =======       =======       =======


        Deferred federal income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and
(b) operating loss carryforwards. Significant components of the Company's net deferred tax (asset) liability as of December 31, 1998 and 1997 are as follows (in thousands):

                                                     1998           1997
                                                   --------       --------
        Deferred income tax asset:
            Investments                            $ (7,239)      $ (6,003)
            Insurance reserves                       (8,930)        (6,508)
            Operating loss carryforwards             (1,517)        (1,669)
            Other                                      (179)          (249)
                                                   --------       --------
                                                    (17,865)       (14,429)
            Valuation allowance                       3,904          5,322
                                                   --------       --------
            Net deferred income tax asset           (13,961)        (9,107)
                                                   --------       --------

        Deferred income tax liability:
            Deferred policy acquisition costs        16,927         16,305
            Net unrealized investment gains          37,174         38,521
            Policyholder account balances                69             90
            Other                                       606            766
                                                   --------       --------
        Deferred income tax liability                54,776         55,682
                                                   --------       --------
        Net deferred income tax liability          $ 40,815       $ 46,575
                                                   ========       ========


        The valuation allowance relates principally to investment writedowns recorded for financial reporting purposes, which have not been recognized for income tax purposes, due to the uncertainty associated with their realizability for income tax purposes. Changes in the valuation allowance for the years ended December 31, 1998 and 1997 primarily reflect the reduction in the deferred tax asset as a result of the utilization of previously unrecognized investment losses.

        Prior to 1984, Federal income tax law allowed life insurance companies to exclude from taxable income and set aside certain amounts in a tax memorandum account known as the Policyholder Surplus Account ("PSA"). Under the tax law, the PSA has been frozen at its December 31, 1983 balance of $2,900,000 which may under certain circumstances become taxable in the future. The Insurance Company does not believe that any significant portion of the amount in this account will be taxed in the foreseeable future. Accordingly, no provision for income taxes has been made thereon. If the amount in the PSA were to become taxable, the resulting liability using current rates would be approximately $1,015,000.

        Under current tax law, there are certain limitations on the utilization of non-life insurance company losses ("non-life losses") against life insurance company income ("life income") in a consolidated federal income tax return. The utilization of non-life losses against life income in any year is limited to the lesser of 35 percent of life income or 35 percent of non-life losses. Any unutilized balance of non-life losses is carried over to subsequent tax years.

        The Company has net operating loss carryforwards of approximately $6,668,000 at December 31, 1998 of which $182,000 expire in 2009; $2,487,000 in
2010; $1,671,000 in 2011; and $2,328,000 in 2013.

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  REINSURANCE

        Reinsurance allows life insurance companies to share risks on a case by case or aggregate basis with other insurance and reinsurance companies. The Insurance Company cedes insurance to the reinsurer and compensates the reinsurer for its assumption of risk. The maximum amount of individual life insurance normally retained by the Company on any one life is $50,000 per policy and $100,000 per life. The maximum retention with respect to impaired risk policies typically is the same. The Insurance Company cedes insurance primarily on an "automatic" basis, under which risks are ceded to a reinsurer on specific blocks of business where the underlying risks meet certain predetermined criteria, and on a "facultative" basis, under which the reinsurer's prior approval is required on each risk reinsured.

        The reinsurance of a risk does not discharge the primary liability of the insurance company ceding that risk, but the reinsured portion of the claim is recoverable from the reinsurer. The major reinsurance treaties into which the Insurance Company has entered can be characterized as follows:

        Reinsurance ceded from the Insurance Company to Life Reassurance Corporation of America and Swiss Re Life & Health America Inc. at December 31, 1998 and 1997 consists of coinsurance agreements aggregating face amounts of $203.1 million and $230.6 million, respectively, representing the amount of individual life insurance contracts that were ceded to the reinsurers. The term "coinsurance" refers to an arrangement under which the Insurance Company pays the reinsurers the gross premiums on the portion of the policy to be reinsured and the reinsurers grant a ceding commission to the Insurance Company to cover its acquisition costs plus a margin for profit.

        Premiums ceded for 1998, 1997 and 1996 amounted to approximately $4.4 million, $4.5 million, and $4.6 million, respectively.

8.  STATUTORY FINANCIAL STATEMENTS

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ from GAAP. Material differences resulting from these accounting practices include: deferred policy acquisition costs, deferred Federal income taxes and statutory non-admitted assets are recognized under GAAP accounting while statutory investment valuation reserves are not; premiums for universal life and investment-type products are recognized as revenues for statutory purposes and as deposits to policyholders' accounts under GAAP; different assumptions are used in calculating future policyholders' benefits; and different methods are used for calculating valuation allowances for statutory and GAAP purposes; fixed maturities are recorded at market value under GAAP while under statutory accounting practices they are recorded principally at amortized cost.

        In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (Codification). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the state of New York will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

                                   For the years ended December 31,
                                    1998          1997          1996
                                  --------      --------      --------
                                             (in thousands)
        Statutory surplus         $287,286      $296,725      $250,869
                                  ========      ========      ========
        Statutory net income      $ 52,105      $ 57,081      $ 41,972
                                  ========      ========      ========


9.  LITIGATION

        From time to time, the Company is involved in litigation relating to claims arising out of its operations in the normal course of business. The Company is not a party to any legal proceedings, the adverse outcome of which, in management's opinion, individually or in the aggregate, would have a material adverse effect on the Company's financial condition or results of operations.

10.  FAIR VALUE INFORMATION

        The following estimated fair value disclosures of financial instruments have been determined using available market information, current pricing information and appropriate valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the Company could have realized in a market transaction.

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  FAIR VALUE INFORMATION - CONTINUED

        The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

        For fixed maturities and common stocks, estimated fair values were based primarily upon independent pricing services. For a limited number of privately placed securities, where prices are not available from independent pricing services, the Company estimates market values using a matrix pricing model, based on the issuer's credit standing and the security's interest rate spread over U.S. Treasury bonds. Because it is not practicable to obtain an independent valuation for each limited partnership interest for purposes of disclosure, the market value of a limited partnership interest is estimated to approximate the carrying value. As of December 31, 1998, the Company was committed to contribute, if called upon, an aggregate of approximately $77.2 million of additional capital to certain of these limited partnerships. The market value of short-term investments, mortgage loans and policy loans is estimated to approximate the carrying value. At December 31, 1998, the forward treasury lock agreement had an unrealized loss of $9.1 million. See Note 3.

        Estimated fair values of policyholders' account balances for investment type products (i.e., deferred annuities, immediate annuities without life contingencies and universal life contracts) are calculated by projecting the contract cash flows and then discounting them back to the valuation date at the appropriate discount rate. For immediate annuities without life contingencies, the cash flows are defined contractually. For all other products, projected cash flows are based on an assumed lapse rate and crediting rate (based on the current treasury curve), adjusted for any anticipated surrender charges. The discount rate is based on the current duration-matched treasury curve, plus an adjustment to reflect the anticipated spread above treasuries on investment grade fixed maturity securities, less an expense and profit spread.


                                                           ESTIMATED
DECEMBER 31, 1998                      CARRYING VALUE     FAIR VALUE
-----------------                      --------------     ----------
ASSETS                                          (IN THOUSANDS)
   FIXED MATURITIES:
      AVAILABLE FOR SALE                  1,951,454        1,951,454
   COMMON STOCK                              34,240           34,240
   MORTGAGE LOANS                            17,038           17,038
   POLICY LOANS                              17,879           17,879
   CASH AND SHORT-TERM INVESTMENTS          229,297          229,297
   OTHER INVESTED ASSETS                    244,097          244,097

LIABILITIES
   POLICYHOLDERS' ACCOUNT BALANCES        1,314,784        1,306,665
   NOTE PAYABLE                              50,000           51,125
   SHORT-TERM NOTE PAYABLE                   23,000           23,000


                                                           Estimated
December 31, 1997                      Carrying Value     Fair Value
-----------------                      --------------     ----------
Assets                                          (in thousands)
   Fixed Maturities:
      Available for Sale                  1,909,924        1,909,924
   Common Stock                              45,773           45,773
   Mortgage Loans                            17,865           17,865
   Policy Loans                              18,120           18,120
   Cash and Short-Term Investments          277,578          277,578
   Other Invested Assets                    208,162          208,162

Liabilities
   Policyholders' Account Balances        1,280,900        1,288,551
   Note Payable                              50,000           52,500
   Short-Term Note Payable                   20,000           20,000

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  QUARTERLY FINANCIAL DATA (UNAUDITED)

        Summarized quarterly financial data is presented below. Certain amounts have been reclassified to conform to the current year's presentation.

                                                       THREE MONTHS ENDED
                                      ------------------------------------------------------
             1998                     MARCH 31       JUNE 30      SEPTEMBER 30   DECEMBER 31
             ----                     --------       -------      ------------   -----------
                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)
     PREMIUMS AND OTHER
        INSURANCE REVENUES            $10,366        $ 9,929        $ 6,358        $11,213
     NET INVESTMENT INCOME             52,422         57,654         35,716         41,363
     REALIZED INVESTMENT GAINS          2,006          7,063          5,018          3,098
                                      -------        -------        -------        -------
     TOTAL REVENUES                    64,794         74,646         47,092         55,674
                                      =======        =======        =======        =======
     BENEFITS AND EXPENSES             44,357         46,265         39,169         40,670
                                      =======        =======        =======        =======
     NET INCOME                        13,672         18,497          6,512         10,543
                                      =======        =======        =======        =======

     EARNINGS PER SHARE               $   .42        $   .58        $   .20        $   .33
                                      =======        =======        =======        =======

                                                       Three Months Ended
                                      ------------------------------------------------------
             1997                     March 31       June 30      September 30   December 31
             ----                     --------       -------      ------------   -----------
                                              (in thousands, except per share data)
     Premiums and other
        insurance revenues            $ 6,390        $ 6,637        $ 9,024        $ 7,796
     Net investment income             48,623         49,399         44,444         49,352
     Realized investment gains          2,510          8,503          9,518          5,508
                                      -------        -------        -------        -------
     Total revenues                    57,523         64,539         62,986         62,656
                                      =======        =======        =======        =======
     Benefits and expenses             38,951         41,022         40,128         37,045
                                      =======        =======        =======        =======
     Net income                        12,548         16,372         16,018         16,354
                                      =======        =======        =======        =======

     Earnings per share               $   .38        $   .50        $   .49        $   .50
                                      =======        =======        =======        =======

                        REPORT OF INDEPENDENT ACCOUNTANTS





        To the Board of Directors of Presidential Life Insurance Company and the Contractholders of its separate account, Presidential Variable Account One


        In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Presidential Variable Account One, a separate account of Presidential Life Insurance Company (the "Separate Account") at December 31, 1998, the results of their operations for the year then ended, and the changes in their net assets for the two years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


        PricewaterhouseCoopers LLP
        Los Angeles, California
        March 19, 1999

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                               December 31, 1998



                                         Foreign      Capital                   Natural    Growth and   Strategic
                                        Securities  Appreciation   Growth      Resources     Income     Multi-Asset   Multi-Asset
                                        Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                        -----------------------------------------------------------------------------------------
Assets:
  Investments in Anchor Series Trust,
      at market value                   $  208,800   $  466,989   $1,136,548   $   29,320   $  200,643   $  534,337   $  493,910

Liabilities                                      0            0            0            0            0            0            0
                                        ----------------------------------------------------------------------------------------

Net Assets                              $  208,800   $  466,989   $1,136,548   $   29,320   $  200,643   $  534,337   $  493,910
                                        ========================================================================================

Accumulation units outstanding              13,592        8,853       16,540        2,036        5,425       20,072       14,863
                                        ========================================================================================

Unit value of accumulation units        $    15.37   $    52.75   $    68.72   $    14.41   $    36.98   $    26.63   $    33.24
                                        ========================================================================================



                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                               December 31, 1998
                                   (Continued)


                                                                                    Government and
                                          High Yield     Target '98    Fixed Income   Quality Bond   Money Market
                                          Portfolio      Portfolio      Portfolio      Portfolio      Portfolio        TOTAL
                                          -------------------------------------------------------------------------------------
Assets:
  Investments in Anchor Series Trust,
     at market value                      $  128,153     $        0     $   87,688     $  329,750     $  466,365     $4,082,503

Liabilities                                        0              0              0              0              0              0
                                          -------------------------------------------------------------------------------------

Net Assets                                $  128,153     $        0     $   87,688     $  329,750     $  466,365     $4,082,503
                                          =====================================================================================


Accumulation units outstanding                 5,351              0          2,966         10,511         24,992
                                          ======================================================================

Unit value of accumulation units          $    23.95     $        0     $    29.57     $    31.37     $    18.66
                                          ======================================================================



                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                December 31, 1998


                                                              Market Value                           Market
  Variable Accounts                            Shares          Per Share           Value              Cost
-------------------------------------------------------------------------------------------------------------
Foreign Securities Portfolio                     19,540        $    10.69        $  208,800        $  211,510

Capital Appreciation Portfolio                   13,120             35.59           466,989           273,974

Growth Portfolio                                 34,948             32.52         1,136,548           707,758

Natural Resources Portfolio                       2,530             11.59            29,320            33,957

Growth and Income Portfolio                       9,506             21.11           200,643           125,261

Strategic Multi-Asset Portfolio                  51,061             10.46           534,337           570,340

Multi-Asset Portfolio                            36,615             13.49           493,910           459,926

High Yield Portfolio                             18,854              6.80           128,153           145,469

Target '98 Portfolio                                  0              0.00                 0                 0

Fixed Income Portfolio                            6,643             13.20            87,688            87,539

Government and Quality Bond Portfolio            22,531             14.64           329,750           294,725

Money Market Portfolio                          466,366              1.00           466,365           466,365
                                                                                 ----------------------------

                                                                                 $4,082,503        $3,376,824
                                                                                 ============================



                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                December 31, 1998


                                      Foreign       Capital                     Natural     Growth and    Strategic
                                     Securities   Appreciation    Growth       Resources      Income      Multi-Asset   Multi-Asset
                                     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                     ----------------------------------------------------------------------------------------------
Investment income:
     Dividends and capital gains
       distributions                 $  35,910     $  41,545     $  71,303     $   1,262     $  11,309     $  98,035     $  97,221
                                     ---------------------------------------------------------------------------------------------
         Total investment income        35,910        41,545        71,303         1,262        11,309        98,035        97,221
                                     ---------------------------------------------------------------------------------------------

Expenses:
     Mortality risk charge              (2,323)       (4,835)      (10,707)         (458)       (1,932)       (4,981)       (4,937)
     Expense risk charge                  (904)       (1,880)       (4,164)         (178)         (751)       (1,937)       (1,920)
     Distribution expense charge          (387)         (806)       (1,784)          (76)         (322)         (830)         (823)
                                     ---------------------------------------------------------------------------------------------

         Total expenses                 (3,614)       (7,521)      (16,655)         (712)       (3,005)       (7,748)       (7,680)
                                     ---------------------------------------------------------------------------------------------

Net investment income                   32,296        34,024        54,648           550         8,304        90,287        89,541
                                     ---------------------------------------------------------------------------------------------

Net realized gains (losses) from
  securities transactions:
     Proceeds from shares sold          86,144       288,066       317,833        22,685        59,289       126,139       292,481
     Cost of shares sold               (87,371)     (176,275)     (221,604)      (24,427)      (42,029)     (127,520)     (265,260)
                                     ---------------------------------------------------------------------------------------------

Net realized gains (losses) from
    securities transactions             (1,227)      111,791        96,229        (1,742)       17,260        (1,381)       27,221
                                     ---------------------------------------------------------------------------------------------

Net unrealized appreciation
  (depreciation) of investments:
     Beginning of period                 7,713       243,863       308,922         3,959        52,130       (16,222)       36,200
     End of period                      (2,710)      193,015       428,790        (4,637)       75,382       (36,003)       33,984
                                     ---------------------------------------------------------------------------------------------

Change in net unrealized
  appreciation/depreciation
    of investments                     (10,423)      (50,848)      119,868        (8,596)       23,252       (19,781)       (2,216)
                                     ---------------------------------------------------------------------------------------------

Increase (decrease) in net assets
  from operations                    $  20,646     $  94,967     $ 270,745     $  (9,788)    $  48,816     $  69,125     $ 114,546
                                     =============================================================================================



                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                December 31, 1998
                                   (Continued)

                                                                                   Government and
                                     High Yield      Target '98     Fixed Income    Quality Bond    Money Market
                                      Portfolio       Portfolio       Portfolio       Portfolio       Portfolio         TOTAL
                                     -------------------------------------------------------------------------------------------
Investment income:
     Dividends and capital gains
       distributions                 $    18,974     $    35,408     $     6,870     $    13,349     $    11,192     $   442,378
                                     -------------------------------------------------------------------------------------------
         Total investment income          18,974          35,408           6,870          13,349          11,192         442,378
                                     -------------------------------------------------------------------------------------------

Expenses:
     Mortality risk charge                (1,312)         (2,518)           (766)         (3,004)         (2,038)        (39,811)
     Expense risk charge                    (510)           (980)           (298)         (1,169)           (793)        (15,484)
     Distribution expense charge            (219)           (420)           (128)           (501)           (340)         (6,636)
                                     -------------------------------------------------------------------------------------------

         Total expenses                   (2,041)         (3,918)         (1,192)         (4,674)         (3,171)        (61,931)
                                     -------------------------------------------------------------------------------------------

Net investment income                     16,933          31,490           5,678           8,675           8,021         380,447
                                     -------------------------------------------------------------------------------------------

Net realized gains (losses) from
  securities transactions:
     Proceeds from shares sold            22,943         350,539           1,233          31,343          63,328       1,662,023
     Cost of shares sold                 (21,677)       (403,073)         (1,207)        (28,047)        (63,328)     (1,461,818)
                                     -------------------------------------------------------------------------------------------

Net realized gains (losses) from
    securities transactions                1,266         (52,534)             26           3,296               0         200,205
                                     -------------------------------------------------------------------------------------------

Net unrealized appreciation
  (depreciation) of investments:
     Beginning of period                   8,463         (28,298)            501          22,244               0         639,475
     End of period                       (17,316)              0             149          35,025               0         705,679
                                     -------------------------------------------------------------------------------------------

Change in net unrealized
    appreciation/depreciation
    of investments                       (25,779)         28,298            (352)         12,781               0          66,204
                                     -------------------------------------------------------------------------------------------

Increase (decrease) in net assets
   from operations                   $    (7,580)    $     7,254     $     5,352     $    24,752     $     8,021     $   646,856
                                     ===========================================================================================


                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDING
                               December 31, 1998


                                      Foreign       Capital                     Natural     Growth and     Strategic
                                     Securities   Appreciation    Growth       Resources      Income      Multi-Asset   Multi-Asset
                                     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                    -----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income             $    32,296   $    34,024   $    54,648   $       550   $     8,304   $    90,287   $    89,541
  Net realized gains (losses)
    from securities transactions         (1,227)      111,791        96,229        (1,742)       17,260        (1,381)       27,221
  Change in net unrealized
    appreciation/ depreciation
    of investments                      (10,423)      (50,848)      119,868        (8,596)       23,252       (19,781)       (2,216)
                                    -----------------------------------------------------------------------------------------------

    Increase (decrease) in net
      assets from operations             20,646        94,967       270,745        (9,788)       48,816        69,125       114,546
                                    -----------------------------------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold           10,024           413         4,976             0             0         6,672             0
  Cost of units redeemed                (74,120)     (278,232)     (293,252)      (21,972)      (56,029)      (88,529)     (265,183)
  Net transfers                          (8,327)            0        (9,104)            0        10,087         8,327       (10,325)
                                    -----------------------------------------------------------------------------------------------

    Decrease in net assets from
      capital transactions              (72,423)     (277,819)     (297,380)      (21,972)      (45,942)      (73,530)     (275,508)
                                    -----------------------------------------------------------------------------------------------

Increase (decrease) in net assets       (51,777)     (182,852)      (26,635)      (31,760)        2,874        (4,405)     (160,962)
Net assets at beginning of period       260,577       649,841     1,163,183        61,080       197,769       538,742       654,872
                                    -----------------------------------------------------------------------------------------------

Net assets at end of period         $   208,800   $   466,989   $ 1,136,548   $    29,320   $   200,643   $   534,337   $   493,910
                                    ===============================================================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                             703            12            96             0             0           277             0
     Units redeemed                      (5,109)       (6,004)       (4,937)       (1,419)       (1,740)       (3,512)       (8,971)
     Units transferred                     (508)            0          (142)            0           301           310          (348)
                                     -----------------------------------------------------------------------------------------------

Decrease in units outstanding            (4,914)       (5,992)       (4,983)       (1,419)       (1,439)       (2,925)       (9,319)
Beginning units                          18,506        14,845        21,523         3,455         6,864        22,997        24,182
                                    -----------------------------------------------------------------------------------------------

Ending units                             13,592         8,853        16,540         2,036         5,425        20,072        14,863
                                    ===============================================================================================



                See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                December 31, 1998
                                   (Continued)

                                                                                    Government and
                                       High Yield     Target '98      Fixed Income   Quality Bond    Money Market
                                       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio         TOTAL
                                      -------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income               $    16,933     $    31,490     $     5,678     $     8,675     $     8,021     $   380,447
  Net realized gains (losses)
    from securities transactions            1,266         (52,534)             26           3,296               0         200,205
  Change in net unrealized
    appreciation/ depreciation
    of investments                        (25,779)         28,298            (352)         12,781               0          66,204
                                      -------------------------------------------------------------------------------------------

      Increase (decrease) in net
        assets from operations             (7,580)          7,254           5,352          24,752           8,021         646,856
                                      -------------------------------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold                  0               0             400             136               0          22,621
  Cost of units redeemed                  (10,190)        (49,136)            (45)        (12,849)        (60,215)     (1,209,752)
  Net transfers                           (10,713)       (296,492)              0         (13,858)        341,348          10,943
                                      -------------------------------------------------------------------------------------------

      Increase (decrease) in net
        assets from capital
        transactions                      (20,903)       (345,628)            355         (26,571)        281,133      (1,176,188)
                                      -------------------------------------------------------------------------------------------

Increase (decrease) in net assets         (28,483)       (338,374)          5,707          (1,819)        289,154        (529,332)
Net assets at beginning of period         156,636         338,374          81,981         331,569         177,211       4,611,835
                                      -------------------------------------------------------------------------------------------

Net assets at end of period           $   128,153     $         0     $    87,688     $   329,750     $   466,365     $ 4,082,503
                                      ===========================================================================================

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                                    0               0              14               4               0
  Units redeemed                             (403)         (2,439)             (1)           (425)         (3,239)
  Units transferred                          (407)        (14,597)              0            (440)         18,388
                                      ---------------------------------------------------------------------------

Increase (decrease) in units
  outstanding                                (810)        (17,036)             13            (861)         15,149
Beginning units                             6,161          17,036           2,953          11,372           9,843
                                      ---------------------------------------------------------------------------

Ending units                                5,351               0           2,966          10,511          24,992
                                      ===========================================================================



                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDING
                                December 31, 1997


                                      Foreign       Capital                    Natural      Growth and     Strategic
                                     Securities   Appreciation    Growth       Resources      Income      Multi-Asset   Multi-Asset
                                     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                    -----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income             $    38,663   $    62,326   $   110,614   $     4,761   $     1,015   $   112,531   $   116,877
  Net realized gains (losses) from
      securities transactions            33,556       189,942       126,459         6,214         6,880        (1,689)       21,966
  Change in net unrealized
      appreciation/ depreciation
      of investments                    (77,869)      (71,386)       59,596       (19,665)       29,471       (38,802)       (4,325)
                                    -----------------------------------------------------------------------------------------------

      Increase (decrease) in net
        assets from operations           (5,650)      180,882       296,669        (8,690)       37,366        72,040       134,518
                                    -----------------------------------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold           14,359        16,207         9,780           165           848         6,921         2,781
  Cost of units redeemed               (284,417)     (494,547)     (484,516)      (40,402)      (25,719)     (125,131)     (187,787)
  Net transfers                          19,402        37,891        75,568        10,378        53,880             0       (46,251)
                                    -----------------------------------------------------------------------------------------------

      Increase (decrease) in net
        assets from capital
        transactions                   (250,656)     (440,449)     (399,168)      (29,859)       29,009      (118,210)     (231,257)
                                    -----------------------------------------------------------------------------------------------

Increase (decrease) in net assets      (256,306)     (259,567)     (102,499)      (38,549)       66,375       (46,170)      (96,739)
Net assets at beginning of period       516,883       909,408     1,265,682        99,629       131,394       584,912       751,611
                                    -----------------------------------------------------------------------------------------------

Net assets at end of period         $   260,577   $   649,841   $ 1,163,183   $    61,080   $   197,769   $   538,742   $   654,872
                                    ===============================================================================================

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                                664           115           159            15            33           187            46
  Units redeemed                        (19,341)      (11,953)      (10,265)       (2,168)         (998)       (5,338)       (7,110)
  Units transferred                       1,353           987         1,516           527         2,041             0        (1,906)
                                    -----------------------------------------------------------------------------------------------

Increase (decrease) in units
  outstanding                           (17,324)      (10,851)       (8,590)       (1,626)        1,076        (5,151)       (8,970)
Beginning units                          35,830        25,696        30,113         5,081         5,788        28,148        33,152
                                    -----------------------------------------------------------------------------------------------

Ending units                             18,506        14,845        21,523         3,455         6,864        22,997        24,182
                                    ===============================================================================================



                See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                December 31, 1997
                                   (Continued)

                                                                                    Government and
                                      High Yield      Target '98      Fixed Income   Quality Bond    Money Market
                                       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio         TOTAL
                                      -------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income               $    13,678     $    28,036     $     5,860     $    24,143     $     7,814     $   526,318
  Net realized gains (losses) from
      securities transactions               2,748            (749)             16           6,414               0         391,757
  Change in net unrealized
      appreciation/ depreciation
      of investments                       (1,442)        (14,776)            117             380               0        (138,701)
                                      -------------------------------------------------------------------------------------------

      Increase (decrease) in net
        assets from operations             14,984          12,511           5,993          30,937           7,814         779,374
                                      -------------------------------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold                 37               0           1,199             518               4          52,819
  Cost of units redeemed                  (25,451)        (22,802)            (47)        (72,982)        (30,190)     (1,793,991)
  Net transfers                            (2,199)            (12)              0         (55,614)        (67,827)         25,216
                                      -------------------------------------------------------------------------------------------

      Decrease in net assets
        from capital transactions         (27,613)        (22,814)          1,152        (128,078)        (98,013)     (1,715,956)
                                      -------------------------------------------------------------------------------------------

Increase (decrease) in net assets         (12,629)        (10,303)          7,145         (97,141)        (90,199)       (936,582)
Net assets at beginning of period         169,265         348,677          74,836         428,710         267,410       5,548,417
                                      -------------------------------------------------------------------------------------------

Net assets at end of period           $   156,636     $   338,374     $    81,981     $   331,569     $   177,211     $ 4,611,835
                                      ===========================================================================================

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                                    0               0              47              10               0
  Units redeemed                           (1,049)         (1,173)             (2)         (2,570)         (1,734)
  Units transferred                           (94)              0               0          (1,961)         (3,826)
                                      ---------------------------------------------------------------------------

Increase (decrease) in units
  outstanding                              (1,143)         (1,173)             45          (4,521)         (5,560)
Beginning units                             7,304          18,209           2,908          15,893          15,403
                                      ---------------------------------------------------------------------------

Ending units                                6,161          17,036           2,953          11,372           9,843
                                      ===========================================================================



                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Presidential Variable Account One of Presidential Life Insurance Company (the "Separate Account") is a segregated investment account of Presidential Life Insurance Company (the "Company") which was established pursuant to New York insurance law on August 26, 1987, with units first offered for sale on May 2, 1988. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

        The Separate Account is composed of eleven variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of a designated portfolio of the Anchor Series Trust (the "Trust"). The Trust is a diversified, open-end investment company, which retains an investment advisor to assist in the investment activities of the Trust. The contractholder may elect to have payments allocated to a guaranteed-interest fund of the Company (the "General Account"), which is not a part of the Separate Account. The financial statements include balances allocated by the contractholder to the eleven Variable Accounts and do not include balances allocated to the General Account.

        The investment objectives and policies of the eleven portfolios of the Trust are summarized below:

        The FOREIGN SECURITIES PORTFOLIO seeks long-term capital appreciation. This portfolio invests primarily in a diversified group of equity securities issued by foreign companies and primarily denominated in foreign currencies.

        The CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. This portfolio invests in growth equity securities which are widely diversified by industry and company and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

        The GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests in growth equity securities and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        The NATURAL RESOURCES PORTFOLIO seeks a total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. This portfolio invests primarily in equity securities of U.S. or foreign companies which are expected to provide favorable returns in periods of rising inflation.

        The GROWTH AND INCOME PORTFOLIO seeks to provide high current income and long-term capital appreciation. This portfolio invests primarily in securities that provide the potential for growth and offer income, such as dividend-paying stocks and securities convertible into common stock. This portfolio may also engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

        The STRATEGIC MULTI-ASSET PORTFOLIO seeks high long-term total investment return. This portfolio invests in growth equity securities, aggressive growth equity securities, investment grade bonds, high-yield, high-risk bonds, international equity securities and money market instruments. This portfolio may also engage in transactions involving stock index futures contracts and options thereon, and transactions involving the future delivery of fixed-income securities ("Financial Futures Contracts") and options thereon as a hedge against changes in market conditions.

        The MULTI-ASSET PORTFOLIO seeks long-term total investment return consistent with moderate investment risk. This portfolio invests in growth equity securities, convertible securities, investment grade fixed-income securities and money market securities. This portfolio may also engage in transactions involving stock index futures contracts and options thereon, and Financial Futures Contracts and options thereon as a hedge against changes in market conditions.

        The HIGH YIELD PORTFOLIO seeks high current income. A secondary investment objective is capital appreciation. This portfolio invests at least 65% of its assets in high-yielding, high-risk, income-producing corporate bonds, which generally carry ratings lower than those assigned to investment grade bonds by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or which are unrated. This portfolio may also engage in transactions involving Financial Futures Contracts and options thereon as a hedge against changes in market conditions.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        The FIXED INCOME PORTFOLIO seeks a high level of current income consistent with preservation of capital. This portfolio invests primarily in investment grade, fixed-income securities and may engage in Financial Futures Contracts and options thereon as a hedge against changes in market conditions.

        The GOVERNMENT AND QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal. This portfolio invests in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in corporate debt securities rated Aa or better by Moody's or AA or better by S&P.

        The MONEY MARKET PORTFOLIO seeks current income consistent with stability of principal through investment in a diversified portfolio of money market instruments maturing in 397 days or less. The portfolio will maintain a dollar-weighted average portfolio maturity of not more than 90 days.

        Purchases and sales of shares of the portfolios of the Trust are valued at the net asset values of the shares on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis.

        Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

        The TARGET '98 PORTFOLIO is no longer available. This portfolio invested primarily in zero coupon securities and current, interest bearing, investment grade debt obligations which were issued by the U.S. Government, its agencies and instrumentalities, and both domestic and foreign corporations. These investments matured no later than November 15, 1998. If the Company did not receive reallocation instructions from contractholders before November 15, 1998, Contract Values were automatically reallocated to the Money Market Portfolio.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


2.      CHARGES AND DEDUCTIONS

        Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

        WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. There is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount is equal to 10% of aggregate purchase payments that remain subject to the withdrawal charge and that have not previously been withdrawn. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.

        The withdrawal charge is 6% of the amount withdrawn if such withdrawal is made within six years of making the purchase payment, but will not exceed 9% of total purchase payments. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated to the oldest purchase payments first so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

        ANNUITY CHARGE: Contractholders may elect a lump sum payment or one of three annuity options. Option 1 provides a life income with installments guaranteed, Option 2 provides a joint and survivor annuity, and Option 3 provides income for a specified period. No annuity charge is assessed if Option 1 or Option 2 is elected. If a contractholder elects Option 3, an annuity charge equal to the withdrawal charge if the contract were surrendered may be applied. No annuity charge will be assessed if Option 3 is elected by a beneficiary under the death benefit.

        ANNUAL CONTRACT CHARGE: An annual contract charge of $30 is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The annual contract charge will be assessed on each anniversary of the issue date of the contract. In the event that a total surrender of contract value is made, the charge will be assessed as of the date of surrender without proration.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


2.      CHARGES AND DEDUCTIONS (continued)

        TRANSFER FEE: A transfer fee of $25 per transaction is assessed on each transfer of funds in excess of fifteen transactions within a contract year or if a transfer is made within 30 days of the issue date of the contract.

        PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender, upon death of the contractholder or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred.

        MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.25% of the net asset value of each portfolio, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant, to waive the withdrawal charge in the event of the death of the annuitant and to provide a death benefit if the annuitant dies prior to the date annuity payments begin. The expense risk charge is compensation for the risk assumed by the Company that the cost of administering the contracts will exceed the amount received from the annual contract charge and the administrative expense charge. Both of these charges are guaranteed by the Company and cannot be increased.

        ADMINISTRATIVE EXPENSE CHARGE: The Company deducts an administrative expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. The administrative expense charge is designed to cover those expenses which exceed the revenues from the annual contract charge.

        SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


3.      INVESTMENT IN ANCHOR SERIES TRUST

        The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 1998 consist of the following:

                                               Cost of
                                                Shares       Proceeds from
        Variable Accounts                      Acquired       Shares Sold
        --------------------------------      ----------------------------
        Foreign Securities Portfolio           $ 46,017        $ 86,144
        Capital Appreciation Portfolio           44,271         288,066
        Growth Portfolio                         75,101         317,833
        Natural Resources Portfolio               1,263          22,685
        Growth and Income Portfolio              21,651          29,289
        Strategic Multi-Asset Portfolio         142,896         129,139
        Multi-Asset Portfolio                   106,514         292,481
        High Yield Portfolio                     18,973          22,943
        Target '98 Portfolio                     36,401         350,539
        Fixed Income Portfolio                    7,266           1,233
        Government and Quality Bond
           Portfolio                             13,447          31,343
        Money Market Portfolio                  352,482          63,328
                                               ========        ========

4.      FEDERAL INCOME TAXES

        The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code.

                                     PART C

                               OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements


         The following financial statements are included in Part A of the
Registration Statement:   None


         The following financial statements are included in Part B of the Registration Statement:


         Consolidated Financial Statements of Presidential Life Corporation and subsidiaries for each of the three years in the period ended December 31, 1998.



         Financial Statements of Presidential Variable Account One for each of the two years in the period ended December 31, 1998.


         (b)    Exhibits


         (1)   Resolution Establishing Separate Account     *
         (2)   Custody Agreements                           Not Applicable
         (3)     (a) Distribution Contracts                 *
                 (b) Selling Agreement                      *
         (4)   Variable Annuity Contract                    *
         (5)   Application for Contract                     *
         (6)   Depositor - Corporate Documents
                 (a) Certificate of Incorporation           *
                 (b) By-Laws                                *
         (7)  Reinsurance Contract                          Not Applicable
         (6)  Service Agreement
         (8)  (a) Fund Participation Agreement              *
         (8)  (b) Service Agreement
         (9)  Opinion of Counsel                            *
                 Consent of Counsel                         *
         (10) Consents of Independent Accountants           Filed Herewith
         (11) Financial Statements Omitted from Item 23     Not Applicable
         (12) Initial Capitalization Agreement              Not Applicable
         (13) Performance Computations                      *
         (14) Diagram and Listing of All Persons directly
              or indirectly controlled by or under common
              control with Presidential Life Insurance
              Company, the Depositor or Registrant          *
         (15) Powers of Attorney                            *
         (14) Financial Data Schedules                      Not Applicable


----------------------




* Previously Filed in Post-Effective Amendment 10 and Amendment 11 to this Registration Statement

Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

         The officers and directors of Presidential Life Insurance Company are listed below. Their principal business address is 69 Lydecker Street, Nyack, New York 10960.

         Name                     Position
         -----                    --------
         Herbert Kurz             Chairman of the Board, Chief Executive
                                     Officer, President & Director
         Shirley Jordan           Executive Vice President & Director
         Michael V. Oporto        Chief Financial Officer, Treasurer & Director
         Jerrold Scher            Senior Vice President, Actuary & Director
         Donna Monacelli          Secretary
         Donald Barnes            Senior Vice President
         Michael Reich            Senior Vice President
         Stanley Rubin            Senior Vice President
         Donald Barnes            Senior Vice President & Director
         Charles Snyder           Controller & Vice President
         Mark Abrams              Vice President
         Maria Kramer             Vice President
         Lawrence Lowell          Vice President
         Andrew Tuck              Vice President
         Marilyn Shenn            Vice President
         Joseph Monacelli         Vice President
         John Ng                  Vice President
         Kenneth B. Clark         Director
         Richard Giesser          Director
         Melvin Gold              Director
         W. Thomas Knight         Director
         Jerome Johnson           Director
         George McGovern          Director
         Paul Pape                Director
         Irving Schwartz          Director

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

                         Presidential Life Corporation
                         -----------------------------

Presidential Asset    Presidential Life    Presidential Securities    P.L. Assigned
Management Company    Insurance Company    Corporation                Services,Inc.

Item 27. NUMBER OF CONTRACT OWNERS


         As of December 31, 1998, the number of Contract Owners of Presidential Variable Account One was 108, of which 55 represented Qualified Contracts and 53 represented Non-Qualified Contracts.


Item 28. INDEMNIFICATION

         So far as permitted by the laws of the State of New York, any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer or employee of the Company, or of any corporation which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorneys' fee, actually and necessarily incurred by him in connection with the defense of such action, suit, or proceeding, or in connection with any appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, director or employee is liable for negligence or misconduct in the performance of his duties. If said action, suit or proceeding shall be settled with the approval of the Board of Directors and the Court, such director, officer or employee, upon application for payment of such indemnity, shall be entitled to such indemnity in such amount that the court shall approve as reasonable; provided, however, that in the judgment of the Board of Directors, said director, officer, or employee had not in any substantial way been derelict in the performance of his duties as charged in such action, suit or proceeding. The foregoing right to indemnification shall be in addition to other rights to which any such director, officer or employee may be entitled as a matter of law.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in such Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITER

         SunAmerica Capital Services, Inc. serves as distributor for the Registrant. Its principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017.

      The following are the directors and executive officers of SunAmerica Capital Services, Inc.:


         Name                              Position with Distributor
         ----                              --------------------------
         J. Steven Neamtz                  Director and President
         Robert M. Zakem                   Director, Executive Vice
                                             President, General Counsel and
                                             Assistant Secretary
         Peter Harbeck                     Director
         Susan L. Harris                   Secretary
         James Nichols                     Vice President
         Per Furmark                       Vice President
         Debbie Potash-Turner              Controller


              Net Distribution   Compensation on
Name of         Discounts and     Redemption or    Brokerage
Distributor     Commissions      Annuitization    Commissions   Commissions*
-----------   ----------------   -------------    -----------   ------------
SunAmerica          None             None            None           None
Capital
Services, Inc.

__________________
*Distribution fee is paid by Presidential Life Insurance Company


SunAmerica Capital Services, Inc. also acts as the principal underwriter to the following:

 - Variable Separate Account
 - Variable Annuity Account One
 - FS Variable Annuity Account One
 - FS Variable Separate Account
 - Variable Annuity Account Four
 - Variable Annuity Account Five
 - Variable Annuity Account Seven
 - SunAmerica Income Funds
 - SunAmerica Equity Funds
 - SunAmerica Money Market Funds, Inc.
 - Style Select Series, Inc.

and will serve as principal underwriter for SunAmerica Strategic Investment Series, Inc. which is currently in registration.



Item 30. LOCATION OF ACCOUNTS AND RECORDS

         Presidential Life Insurance Company, the Depositor for the Registrant, is located at 69 Lydecker Street, Nyack, New York 10960. SunAmerica Capital Services, Inc., is located at 733 Third Avenue, 4th Floor, New York, New York 10017. Each maintains those accounts and records required to be maintained by each pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.


Item 31. MANAGEMENT SERVICES

         Not Applicable.


Item 32. UNDERTAKINGS

         Registrant undertakes to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted. Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional

Information, or (2) a written communication in the Prospectus that the Applicant can remove to send for a Statement of Additional Information. Registrant also undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.






Item 33. Representation

(a) The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

     1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

     2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

     3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
         Section 403(b)(11) to the attention of the potential participants;

     4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

(b) REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: The Company represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable, in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Nyack, and the State of New York, on this 27th day of April, 1999.

                          PRESIDENTIAL VARIABLE ACCOUNT ONE
                                  (Registrant)

                          By: PRESIDENTIAL LIFE INSURANCE COMPANY
                                  (Depositor)


                          By: /s/ HERBERT KURZ
                              -----------------------------------
                                  Herbert Kurz
                                  Principal Executive Officer


         As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacity and on the dates indicated.


SIGNATURES                TITLE                             DATE
----------                -----                             ----
/s/ HERBERT KURZ          Chairman of the Board, Chief      April 27, 1999
-----------------------   Executive Officer, President
    Herbert Kurz          and Director
                          (Principal Executive Officer)

/s/ MICHAEL V. OPORTO     Chief Financial Officer           April 27, 1999
-----------------------   Treasurer and Director
    Michael V. Oporto     (Principal Financial Officer)


/s/ CHARLES SNYDER        Controller and Vice President     April 27, 1999
-----------------------   (Chief Accounting Officer)
    Charles Snyder


/s/ SHIRLEY JORDAN        Executive Vice President          April 27, 1999
-----------------------   and Director
    Shirley Jordan


/s/ JERROLD SCHER         Senior Vice President,            April 27, 1999
-----------------------   Actuary and Director
    Jerrold Scher


    Donald Barnes         Senior Vice President
------------------------  and Director
    Donald Barnes


    Kenneth B. Clark*     Director
------------------------
    Kenneth B. Clark


    Richard Giesser*      Director
------------------------
    Richard Giesser


    Melvin Gold*          Director
------------------------
    Melvin Gold


    Jerome Johnson*       Director
------------------------
    Jerome Johnson


/s/ W. THOMAS KNIGHT      Director                          April 27, 1999
------------------------
    W. Thomas Knight


    Paul Pape*            Director
------------------------
    Paul Pape


    Irving Schwartz*      Director
------------------------
    Irving Schwartz



*By: /s/ HERBERT KURZ     Attorney-in-Fact
     -------------------
         Herbert Kurz



Date: April 27, 1999